                                                                     Exhibit 4.6

--------------------------------------------------------------------------------



                        ADVANTICA RESTAURANT GROUP, INC.
                                       AND
                             DENNY'S HOLDINGS, INC.,
                                   AS ISSUERS


                                       AND


                         U.S. BANK NATIONAL ASSOCIATION,
                                   AS TRUSTEE


                                    INDENTURE



                          DATED AS OF __________, 2002



                            -------------------------

                                  $___________

                         12 3/4% SENIOR NOTES DUE 2007



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PARTIES.......................................................................1


RECITALS
         Authorization Of Indenture...........................................1
         Form Of Face Of Security.............................................1
         Form Of Reverse Of Security..........................................3
         Form Of Trustee's Certificate Of Authentication......................7
         Compliance With Legal Requirements...................................7
         Purpose Of And Consideration For Indenture...........................7


ARTICLE ONE       DEFINITIONS................................................12
SECTION 1.1       Certain Terms Defined......................................12


ARTICLE TWO       ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES......25
SECTION 2.1       Authentication and Delivery of Securities..................25
SECTION 2.2       Execution of Securities....................................25
SECTION 2.3       Certificate of Authentication..............................26
SECTION 2.4       Form, Denomination and Date of Securities; Payments
                  of Interest................................................26
SECTION 2.5       Registration, Transfer and Exchange........................26
SECTION 2.6       Mutilated, Defaced, Destroyed, Lost and Stolen
                  Securities.................................................39
SECTION 2.7       Cancellation of Securities; Destruction Thereof............40
SECTION 2.8       Temporary Securities.......................................40
SECTION 2.9       Issuance of Additional Securities..........................40


ARTICLE THREE     COVENANTS OF THE ISSUERS AND THE TRUSTEE...................40
SECTION 3.1       Payment of Principal and Interest..........................40
SECTION 3.2       Offices for Payments, etc..................................41
SECTION 3.3       Appointment to Fill a Vacancy in Office of Trustee.........41
SECTION 3.4       Paying Agents..............................................41
SECTION 3.5       Certificates to Trustee....................................41
SECTION 3.6       Securityholder Lists.......................................42
SECTION 3.7       Reports by the Issuers.....................................42
SECTION 3.8       Reports by the Trustee.....................................42
SECTION 3.9       Limitation on Restricted Payments..........................42
SECTION 3.10      Limitation on Dividends and Other Payment
                  Restrictions Affecting Subsidiaries........................45
SECTION 3.11      Limitation on Additional Indebtedness and Issuance
                  of Disqualified Stock......................................46
SECTION 3.12      Limitation on Transactions with Affiliates.................47
SECTION 3.13      Limitation on Sale of Assets...............................48
SECTION 3.14      Corporate Existence........................................49
SECTION 3.15      Limitation on Liens........................................50

SECTION 3.16      Future Subsidiary Guarantors...............................51
SECTION 3.17      Investments in Unrestricted Subsidiaries...................52
SECTION 3.18      Offer to Redeem upon Change of Control.....................52


ARTICLE FOUR      REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON
                  EVENT OF DEFAULT...........................................53
SECTION 4.1       Events of Default..........................................53
SECTION 4.2       Acceleration...............................................55
SECTION 4.3       Other Remedies.............................................56
SECTION 4.4       Waiver of Defaults.........................................56
SECTION 4.5       Control by Majority........................................56
SECTION 4.6       Limitation on Suits........................................56
SECTION 4.7       Rights of Holders to Receive Payment.......................57
SECTION 4.8       Collection Suit by Trustee.................................57
SECTION 4.9       Trustee May File Proofs of Claim...........................57
SECTION 4.10      Priorities.................................................57
SECTION 4.11      Undertaking for Costs......................................58


ARTICLE FIVE      CONCERNING THE TRUSTEE.....................................58
SECTION 5.1       Duties and Responsibilities of the Trustee; During
                  Default; Prior to Default..................................58
SECTION 5.2       Certain Rights of the Trustee..............................59
SECTION 5.3       Trustee Not Responsible for Recitals, Disposition of
                  Securities or Application of Proceeds Thereof..............60
SECTION 5.4       Trustee and Agents May Hold Securities;
                  Collections, etc...........................................60
SECTION 5.5       Moneys Held by Trustee.....................................60
SECTION 5.6       Compensation and Indemnification of Trustee and Its
                  Prior Claim................................................60
SECTION 5.7       Right of Trustee to Rely on Officers' Certificates,
                  etc........................................................61
SECTION 5.8       Persons Eligible for Appointment as Trustee................61
SECTION 5.9       Resignation and Removal; Appointment of Successor
                  Trustee....................................................61
SECTION 5.10      Acceptance of Appointment by Successor Trustee.............62
SECTION 5.11      Merger, Conversion, Consolidation or Succession to
                  Business of Trustee........................................62
SECTION 5.12      Notice of Default..........................................63


ARTICLE SIX       CONCERNING THE SECURITYHOLDERS.............................63
SECTION 6.1       Evidence of Action Taken by Securityholders................63
SECTION 6.2       Proof of Execution of Instruments and of Holding of
                  Securities; Record Date....................................63
SECTION 6.3       Holders to Be Treated as Owners............................63
SECTION 6.4       Securities Owned by Issuers Deemed Not Outstanding.........64
SECTION 6.5       Right of Revocation of Action Taken........................64

ARTICLE SEVEN     SUPPLEMENTAL INDENTURES....................................64
SECTION 7.1       Supplemental Indentures Without Consent of
                  Securityholders............................................64
SECTION 7.2       Supplemental Indentures With Consent of
                  Securityholders............................................65
SECTION 7.3       Effect of Supplemental Indenture...........................66
SECTION 7.4       Documents to Be Given to Trustee...........................66
SECTION 7.5       Notation on Securities in Respect of Supplemental
                  Indentures.................................................66


ARTICLE EIGHT     CONSOLIDATION, MERGER, SALE OR CONVEYANCE..................67
SECTION 8.1       When Issuer May Merge, etc.................................67
SECTION 8.2       Successor Corporation Substituted..........................67


ARTICLE NINE      SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED
                  MONEYS; DEFEASANCE.........................................68
SECTION 9.1       Satisfaction and Discharge of Indenture....................68
SECTION 9.2       Application by Trustee of Funds Deposited for
                  Payment of Securities......................................68
SECTION 9.3       Repayment of Moneys Held by Paying Agent...................68
SECTION 9.4       Return of Moneys Held by Trustee and Paying Agent
                  Unclaimed for Three Years..................................68
SECTION 9.5       Defeasance.................................................69


ARTICLE TEN       MISCELLANEOUS PROVISIONS...................................70
SECTION 10.1      Stockholders, Officers and Directors of Issuers
                  Exempt from Individual Liability...........................70
SECTION 10.2      Provisions of Indenture for the Sole Benefit of
                  Parties and Securityholders................................70
SECTION 10.3      Successors and Assigns of Issuers Bound by
                  Indenture..................................................70
SECTION 10.4      Notices and Demands on Issuers, Trustee and
                  Securityholders............................................70
SECTION 10.5      Officers' Certificates and Opinions of Counsel;
                  Statements to Be Contained Therein.........................71
SECTION 10.6      Payments Due on Saturdays, Sundays and Holidays............72
SECTION 10.7      Conflict of Any Provision of Indenture with Trust
                  Indenture Act of 1939......................................72
SECTION 10.8      New York Law to Govern.....................................72
SECTION 10.9      Counterparts...............................................72
SECTION 10.10     Effect of Headings.........................................72


ARTICLE ELEVEN    REDEMPTION OF SECURITIES...................................72
SECTION 11.1      Right of Optional Redemption...............................72
SECTION 11.2      Notice of Redemption; Partial Redemptions..................72

SECTION 11.3      Payment of Securities called for Redemption................73
SECTION 11.4      Exclusion of Certain Securities from Eligibility for
                  Selection for Redemption...................................74
SECTION 11.5      Offer to Repurchase by Application of Net Proceeds.........74
SECTION 11.6      Provisions Governing Repurchase Pursuant to
                  Change of Control Offer....................................74

         THIS INDENTURE, dated as of ____________, 2002, among Advantica Restaurant Group, Inc., a Delaware corporation ("Advantica"), and Denny's Holdings, Inc., a New York corporation ("Denny's Holdings," and together with Advantica, the "Issuers"), and U.S. Bank National Association, as Trustee (the "Trustee"),


                              W I T N E S S E T H:

         WHEREAS, the Issuers have duly authorized the issue of their 12 3/4% Senior Notes Due 2007 (the "Securities") and, to provide, among other things, for the authentication, delivery and administration thereof, the Issuers have duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Securities and the Trustee's certificate of authentication shall be in substantially the following form:

                           [FORM OF FACE OF SECURITY]



No. ___________                                                 $_______________

                        ADVANTICA RESTAURANT GROUP, INC.
                                       AND
                             DENNY'S HOLDINGS, INC.

                        12 3/4% Senior Notes Due 2007(1)



         Advantica Restaurant Group, Inc., a Delaware corporation ("Advantica"), and Denny's Holdings, Inc., a New York corporation ("Denny's Holdings," and together with Advantica, the "Issuers"), for value received hereby promise to pay to _________________________ or registered assigns the principal sum of ______________ Dollars at the Issuers' office or agency for said purpose on September 30, 2007 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually, on March 31 and September 30 of each year, commencing on March 31, 2002, on said principal sum in like coin or currency at the rate per annum set forth above at said office or agency from the March 31 or the September 30, as the case may be, next preceding the date of this Security to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from _________, 2002, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after March 15 or September 15, as the case may be, and before the following March 31 or September 30, this Security shall bear interest from such March 31 or September 30; provided that, if the Issuers shall default in the payment of interest due on such March 31 or September 30, then this Security shall bear interest from the next preceding March 31 or September 30 to which interest on the Securities has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Securities, from __________, 2002. The interest so payable on any March 31 or September 30 will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the March 15 or September 15 next preceding such March 31 or


--------
(1) Modify as appropriate to include series reference for Additional Securities and Exchange Securities.

September 30, whether or not such day is a business day; provided that interest may be paid, at the option of the Issuers, by mailing a check therefor payable to the registered holder entitled thereto at his last address as it appears on the Security register or by wire transfer to such holder.

         Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Security shall not be valid or obligatory until the certificate of authentication hereof, shall have been duly signed by the Trustee acting under the Indenture.

         IN WITNESS WHEREOF, each of the Issuers has caused this instrument to be duly executed under its corporate seal.

DATED:

[SEAL]                                         ADVANTICA RESTAURANT GROUP, INC.,
                                                 a Delaware corporation


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


[SEAL]                                         DENNY'S HOLDINGS, INC.,
                                                 a New York corporation


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Securities described in the within-mentioned Indenture.



                                      U.S. Bank National Association, as Trustee


                                      ------------------------------------------
                                      Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]
                        ADVANTICA RESTAURANT GROUP, INC.
                                       AND
                             DENNY'S HOLDINGS, INC.

                        12 3/4% Senior Notes Due 2007(2)

         [THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.5 OF THE INDENTURE, (2) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.5(a) OF THE INDENTURE, (3) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.7 OF THE INDENTURE AND (4) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS.](3)

         [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](4)

         [THE RIGHTS ATTACHING TO THIS REG S TEMPORARY GLOBAL SECURITY AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REG S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE CASH PAYMENTS OF INTEREST DURING THE PERIOD WHICH SUCH HOLDER HOLDS THIS SECURITY. NOTHING IN THIS LEGEND SHALL BE DEEMED TO PREVENT INTEREST FROM ACCRUING ON THIS SECURITY.](5)

         [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE

--------
(2) Modify as appropriate to include series reference for Additional Securities and Exchange Securities.
(3) To be included only on Global Securities deposited with DTC as Depositary.
(4) To be included only on Global Securities deposited with DTC as Depositary.
(5) To be included only on Reg S Temporary Global Securities.

REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH OTHER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(k) UNDER THE SECURITIES ACT AS PERMITTING RESALES OF RESTRICTED SECURITIES BY NON-AFFILIATES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO AN ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN THE UNITED STATES TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN EACH OF THE FOREGOING CASES A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.](6)


         This Security is one of a duly authorized issue of debt securities of each Issuer, limited to the aggregate principal amount of $254,050,000 (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an indenture dated as of ___________, 2002 (the "Indenture"), duly executed and delivered by the Issuers to U.S. Bank National Association, as Trustee (herein called the "Trustee"); provided, that Securities issued on the Original Issue Date shall not exceed $204,050,000 in aggregate principal amount and Securities issued thereafter (other than pursuant to an Exchange Offer or otherwise in exchange for or in replacement of outstanding Securities) shall not exceed $50,000,000 in aggregate principal amount. Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuers and the holders (the words "holders" or "holder" meaning the registered


--------
(6) To be included only on Transfer Restricted Securities.

holders or registered holder) of the Securities. Defined terms used without definition herein shall have the meanings ascribed to them in the Indenture.

         If an Event of Default, other than in respect of certain events of bankruptcy or insolvency as set forth in the Indenture, shall have occurred and be continuing, the Trustee or the holders of at least 30% (or 25% in the case of an Event of Default with respect to payment of principal of, premium, if any, or interest on, the Securities) in aggregate principal amount of the Securities then outstanding may declare in writing 100% of the unpaid principal amount of, and any accrued and unpaid interest on, the Securities to be due and payable immediately; provided, however, that if any Senior Indebtedness is outstanding pursuant to the Credit Agreement, then all the Securities shall be due and payable upon the earlier of (x) the day that is five Business Days after the provision to the Issuers and the Credit Agent of such written notice of acceleration unless such Event of Default has been cured or waived prior to such date and (y) the date of acceleration of any Senior Indebtedness under the Credit Agreement. Upon an Event of Default arising from certain events of bankruptcy or insolvency as described in the Indenture, the unpaid principal of and any accrued and unpaid interest on all the Securities will become immediately due and payable without further action or notice. The Indenture provides that in certain events a declaration of acceleration and its consequences resulting from a default under certain other Indebtedness of an Issuer or its Subsidiaries may be automatically annulled and that the holders of a majority in aggregate principal amount of the Securities then outstanding may, on behalf of the holders of all of the Securities, waive any past Default or Event of Default under the Indenture and its consequences, except a continuing Default or Event of Default in the payment of principal of, premium, if any, or interest on any of the Securities. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Security or such other Securities.

         The Indenture permits the Issuers and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to enter into supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; provided that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce the premium, if any, payable thereon, or reduce any amount payable on the redemption thereof, or impair or affect the right of any holder to institute suit for the payment thereof, or waive a default in the payment of principal of, premium, if any, or interest on any Security, change the currency of payment of principal of, premium, if any, or interest on any Security, or modify any provision in the Indenture with respect to the priority of the Securities in right of payment without the consent of the holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of each Security then outstanding.

         The Securities are senior unsecured obligations of the Issuers and will rank pari passu in right of payment to all Senior Indebtedness of the Issuers.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

         The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any multiple of $1,000.

         At the office or agency of the Issuers referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

         Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuers, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. Securities may be presented for registration of transfer in part only in multiples of $1,000. No service charge shall be made for any such transfer, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         Except as provided below, the Securities may not be redeemed, either in whole or in part, at the option of the Issuers prior to September 30, 2004. On and after September 30, 2004, the Securities will be redeemable, in whole or in part, at the option of the Issuers, at the redemption prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest, if any, to the redemption date, if redeemed during the 12-month period beginning September 30 of the years indicated below:


               YEAR                                            PERCENTAGE
               2004                     .....................   106.3750%
               2005                     .....................   103.1875%
               2006 and thereafter      .....................   100.0000%


provided that, if the dated fixed for redemption is on March 31, or September 30, then the interest payable on such date shall be paid to the holder of record on the March 15 or September 15 next preceding such March 31 or September 30.

         Notwithstanding the foregoing, prior to September 30, 2004, the Issuers may redeem up to 35% of the aggregate principal amount of Securities outstanding on the date of the Indenture at a redemption price (expressed as a percentage of the principal amount) of 112.75%, plus accrued and unpaid interest, if any, to the redemption date, from the net proceeds of any Public Offering.

         Notice of redemption shall be mailed at least 30 and not more than 60 days prior to the date fixed for redemption to each holder of Securities to be redeemed at its last registered address. Securities may be redeemed in part only in multiples of $1,000.

         Subject to the terms of the Indenture, if an Issuer consummates an Asset Sale or sells, leases, conveys or otherwise disposes of a Business Segment, such Issuer shall be obligated to apply the Net Proceeds thereof to one or more of the following in such combination as such Issuer may choose: (i) an Investment in another asset or business in the same line of business as, or a line of business similar to that of, the line of business of Advantica and its Subsidiaries (other than in the case of any Asset Sale of an Asset Segment in any of the Denny's Holdings Group or any sale, lease, conveyance or other disposition of any Business Segment in any of the Denny's Holdings Group, any Investment by any of the Denny's Holdings Group in any of the Advantica Group) and such Investment occurs within 366 days of such Asset Sale or such sale, lease, conveyance or other disposition of a Business Segment, (ii) an offer, expiring within 366 days of such Asset Sale or such sale, lease, conveyance or other disposition of a Business Segment, to repurchase Securities at a price not less than 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date (a "Net Proceeds Offer") or (iii) the purchase, redemption or other prepayment or repayment of outstanding Senior Indebtedness within 366 days of such Asset Sale or such sale, lease, conveyance or other disposition of a Business Segment, provided, that any amounts used to repay Indebtedness outstanding under the Old Notes shall be applied only as and when permitted by the Indenture; provided, however, that if the net amount not invested pursuant to clause (i) above or applied pursuant to clause (iii) above is less than $15,000,000, such Issuer shall not be further obligated to offer to repurchase Securities pursuant to clause (ii) above. Holders of Securities that are the subject of an offer to repurchase shall receive an offer to repurchase from the Issuers prior to any related repurchase date, and may elect to have such Securities repurchased by completing the form entitled "Option of Holder to Elect to Have Security Repurchased" appearing below. Notwithstanding any provision of the Indenture to the contrary, the Issuer that originally received the Net Proceeds may, for a period of 120 days after the last date on which holders of Securities are permitted to tender their Securities in a Net Proceeds Offer, use any Net Proceeds that were available to make such Net Proceeds Offer but not used to repurchase Securities pursuant thereto, to purchase, redeem or otherwise acquire or retire for value securities of such Issuer ranking junior in right of payment to the Securities at a price, stated as a percentage of the principal or face amount of such junior securities, not greater than the price, stated as a percentage of the principal amount of the Securities, offered in the Net Proceeds Offer; provided that, if the Net Proceeds Offer is for a principal amount (the "Net Proceeds Offer Amount") of the Securities less than the aggregate principal amount of the Securities then outstanding, then the Net Proceeds available for use by such Issuer for such a purchase, redemption or other acquisition or retirement for value of junior securities shall not exceed the Net Proceeds Offer Amount.

         Subject to payment by the Issuers (by deposit with the Trustee or otherwise) of a sum sufficient to pay the amount due on redemption, interest on this Security (or portion hereof if this Security is redeemed or repurchased in part) shall cease to accrue upon the date duly fixed for redemption or repurchase of this Security (or portion hereof if this Security is redeemed or repurchased in part), and all rights of the holder with respect to such redeemed Security (or portion thereof if this Security is redeemed or repurchased in part) hereunder or under the Indenture, except the right to payment of amounts payable on such redemption or repurchase, shall cease.

         The Issuers, the Trustee, and any authorized agent of the Issuers or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuers or the Trustee or any authorized agent of the Issuers or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuers nor the Trustee nor any authorized agent of the Issuers or the Trustee shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of either Issuer or of any successor corporation, either directly or through such Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released. Nothing in this provision limits the liability, if any, of any such incorporator, officer, director or shareholder, as such, under the federal securities laws.

         In addition to the rights provided to Holders of Securities under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the applicable Registration Rights Agreement.(7)







--------
(7) To be included only on Transfer Restricted Securities.

          SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY(8)

         The following exchanges of a part of this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of a part of another Global Security or Definitive Security for an interest in this Global Security, have been made:

                                                                        Principal Amount of
                                                                        this Global Security     Signature of
                        Amount of decrease in  Amount of increase in       following such     authorized officer of
                         Principal Amount of    Principal Amount of           decrease         Trustee or Security
    Date of Exchange    this Global Security    this Global Security       (or increase)            Custodian
    ----------------    --------------------    --------------------       -------------            ---------






--------
(8) This should be included only if the Security is issued in global form.

             OPTION OF HOLDER TO ELECT TO HAVE SECURITY REPURCHASED

         If you have received a Net Proceeds Offer from the Issuers and want to elect to have this Security repurchased by the Issuers pursuant to Section 11.5
of the Indenture, check the box:                                            [ ]

         If you have received a Change of Control Offer from the Issuers and want to elect to have this Security repurchased by the Issuers pursuant to
Section 3.18 of the Indenture, check the box                                [ ]

         If you want to elect to have any part of this Security repurchased by the Issuers pursuant to Section 3.18 of the Indenture, state the amount:
$________________________


Date: ___________________     Your Signature: __________________________________
                                             (Sign exactly as your name appears
                                             on the other side of this Security)

Signature Guarantee: _______________



         AND WHEREAS, all things necessary to make the Securities, when executed by the Issuers and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Issuers, and to constitute these presents a valid indenture and agreement according to its terms, have been done;

         NOW, THEREFORE:

         In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuers and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         SECTION 1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act are referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" shall mean such accounting principles which are generally accepted at the date or time of any computation or at the date hereof. The words "herein," "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. References to Sections or Articles mean reference to such Section or Article in this Indenture, unless otherwise stated. The terms defined in this
Article include the plural as well as the singular.

         "144A Global Security" means one or more Global Securities bearing the Private Placement Legend that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Securities sold in reliance under Rule 144A.

         "501 Global Security" means one or more Global Securities bearing the Private Placement Legend that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Securities sold to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3), or (7) of the Securities Act.

         "Acquisition Indebtedness" means Indebtedness of any person existing at the time such person becomes a Subsidiary of an Issuer (or at the time such person is merged with or into a Subsidiary of an Issuer), excluding Indebtedness of any Subsidiary of an Issuer incurred in connection with, or in contemplation of, such person becoming a Subsidiary of such Issuer.


         "Additional Securities" means the 12 3/4% Senior Notes Due 2007 authenticated and delivered hereunder that may be issued pursuant to this Indenture after the Original Issue Date (other than pursuant to an Exchange Offer or otherwise in exchange for or in replacement of outstanding Securities) which shall not exceed $50,000,000 in aggregate principal amount.


         "Adjusted Consolidated Net Worth" means, with respect to any person as of any date, the Consolidated Net Worth of such person plus (i) the respective amounts reported on such person's most recent consolidated balance sheet with respect to any Preferred Stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such person upon issuance of such Preferred Stock or of securities converted into such Preferred Stock, excluding (ii) any amount reflecting any equity adjustment resulting from a foreign currency translation on a consolidated balance sheet of such person, but only to the extent not excluded in calculating Consolidated Net Worth of such person, plus (iii) any gain realized upon the sale or other disposition, of any Business Segment to the extent such gains do not exceed the sum of the aggregate amount of any losses included (on a net after tax basis) in the computation of Consolidated Net Worth.

         "Advantica" means the entity identified as "Advantica" in the first paragraph hereof until a successor replaces it pursuant to this Indenture, and thereafter means such successor.

         "Advantica Group" means Advantica and any Subsidiary of Advantica, other than Denny's Holdings or any Subsidiary of Denny's Holdings.

         "Affiliate" means, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. For the purposes of this definition, beneficial ownership of 10% or more of the voting common equity of a person shall be deemed to be control unless ownership of a lesser amount may be deemed to be control under the Trust Indenture Act.

         "Agent" means any Registrar, paying agent or co-registrar for the Securities.

         "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange at the relevant time.

         "Asset Segment" means (i) Denny's Holdings, or (ii) any Subsidiary, group of Subsidiaries or group of assets (other than inventory held for sale in the ordinary course of business) of an Issuer or its Subsidiaries which (A) accounts for at least 20 percent of the total assets of such Issuer and its Subsidiaries on a consolidated basis as of the end of the last fiscal quarter immediately preceding the date for which such determination is being made or (B) accounts for at least 20 percent of the income from continuing operations before income taxes, extraordinary items and cumulative effects of changes in accounting principles of such Issuer and its Subsidiaries on a consolidated basis for the four full fiscal quarters immediately preceding the date for which such calculation is being made.

         "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

         "Board of Directors" means either the Board of Directors of an Issuer, as indicated, or any committee of such Board duly authorized to act hereunder.

         "Broker-Dealer" means any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities.

         "Business Day" means a day which, in the city (or in any of the cities if more than one) where amounts are payable in respect of the Securities as specified on the face of the form of Security recited above, is neither a legal holiday nor a day on which banking institutions are authorized by law or regulation to close.

         "Business Segment" means (i) each Significant Subsidiary of an Issuer,
(ii) the Equity Interests of any of an Issuer's Subsidiaries or (iii) any group of assets of an Issuer or any of its Subsidiaries, whether now owned or hereafter acquired; provided, in each case, that the sale (other than the sale of inventory in the ordinary course of business), lease, conveyance or other disposition of such Significant Subsidiary, Equity Interest or group of assets, as the case may be either in a single transaction or group of related transactions that are part of a common plan, results in Net Proceeds to such Issuer or any of its Subsidiaries of $50 million or more.

         "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock.

         "Cash Equivalents" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (ii) time deposits and certificates of deposit with a maturity date not more than one year from the date of acquisition issued by any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development and having total assets in excess of $500,000,000, (iii) repurchase obligations with a term of not more than 7 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by the parent corporation of any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper issued by others rated at least A-2 or the equivalent thereof by Standard & Poor's Corporation or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within one year after the date of acquisition and (v) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i) through (iv) above.

         "Clearstream" means Clearstream Banking S.A., or its successors, as operators of the Clearstream system.

         "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

         "Commission" means the Securities and Exchange Commission.

         "Consolidated Fixed Charges" means, with respect to any person for a given period, (i) consolidated interest expense of such person and its consolidated Subsidiaries to the extent deducted in computing Consolidated Net Income of such person (including, without limitation, amortization of original issue discount and non-cash interest payments, all net payments and receipts in respect of Interest Rate Agreements and the interest component of capital leases, but excluding deferred financing costs existing immediately after the date hereof and the amortization thereof) plus (ii) the amount of all cash dividend payments on any series of Preferred Stock of such person; provided that if, during such period (1) such person or any of its Subsidiaries shall have made any asset sales (other than, in the case of an Issuer and its Subsidiaries, sales of the Capital Stock of, or any assets of, Unrestricted Subsidiaries), Consolidated Fixed Charges of such person and its Subsidiaries for such period shall be reduced by an amount equal to the Consolidated Fixed Charges directly attributable to the assets which are the subject of such asset sales for such period and (2) such person or any of its Subsidiaries has made any acquisition of assets or Capital Stock (occurring by merger or otherwise), including, without limitation, any acquisition of assets or Capital Stock occurring in connection with the transaction causing a calculation to be made hereunder, Consolidated Fixed Charges of such person and its Subsidiaries shall be calculated on a pro forma basis as if such acquisition of assets or Capital Stock (including the incurrence of any Indebtedness in connection with any such acquisition and the application of the proceeds thereof) took place on the first day of such period.

         "Consolidated Net Income" means, with respect to any person for a given period, the aggregate of the Net Income of that person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with generally accepted accounting principles; provided that (i) the Net Income of any person that is not a Subsidiary of that person or is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to that person and its

Subsidiaries, (ii) the Net Income of any person that is a Subsidiary (other than a Subsidiary of which at least 80% of the Capital Stock having ordinary voting power for the election of directors or other governing body of such Subsidiary is owned by that person directly or indirectly through one or more Subsidiaries) shall be included only to the extent of the lesser of (a) the amount of dividends or distributions paid to that person and its Subsidiaries and (b) the Net Income of such person, (iii) the Net Income of any person acquired by that person and its Subsidiaries in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (iv) with respect to an Issuer, the Net Income (if positive) of any person that becomes a Subsidiary of such Issuer after the date hereof shall be included only to the extent that the declaration or payment of dividends on Capital Stock or any similar distributions, by that Subsidiary to such Issuer or to any other consolidated Subsidiary of such Issuer, of such Net Income is at the time permitted under the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations binding upon or applicable to that Subsidiary; provided that, if the exclusion from an otherwise positive Net Income of certain amounts pursuant to this clause (iv) would cause such Net Income to be negative, then such Net Income shall be deemed to be zero.

         "Consolidated Net Worth" means, with respect to any person at any date of determination, the sum of the Capital Stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of such person and its Subsidiaries on a consolidated basis, each item to be determined in conformity with generally accepted accounting principles (excluding the effects of foreign currency exchange adjustments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 52), except that all effects of the application of Accounting Principles Board Opinions Nos. 16 and 17 and related interpretations shall be disregarded.

         "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 180 East Fifth Street, St. Paul, MN 55101.

         "Credit Agent" means any person acting as managing agent (or in a similar capacity) under the Credit Agreement, or any successor thereto; provided that "Credit Agent" shall also mean any person acting as managing agent (or in a similar capacity) under any agreement pursuant to which the Credit Agreement is refunded or refinanced if such person is designated as such by each person that is at the time of such designation a Credit Agent; and provided further that if at any time there shall be more than one Credit Agent, then "Credit Agent" shall mean each such Credit Agent, and any notice, consent or waiver to be given by, action to be taken by, or notice to be given to, the Credit Agent shall be given or taken by, or given to, each such Credit Agent.

         "Credit Agreement" means the Credit Agreement dated as of January 7, 1998, among Denny's, Inc., El Pollo Loco, Inc., Flagstar Enterprises, Inc., Flagstar Systems, Inc. and Quincy's Restaurants, Inc., as borrowers, Advantica as a guarantor, the lenders named therein, and The Chase Manhattan Bank, as administrative agent, as amended through and including the date hereof, including any and all related notes, collateral and security documents, instruments and agreements executed in connection therewith (including, without limitation, all Loan Documents (as defined in such Credit Agreement)) and all obligations of Advantica and its Subsidiaries incurred thereunder or in respect thereof, and in each case as amended, supplemented, restructured or otherwise modified, extended or renewed and each other agreement pursuant to which any or all of the foregoing may be refunded or refinanced, from time to time.

         "Default" means any event that is, or after notice or passage of time would be, an Event of Default.

         "Definitive Securities" means one or more certificated Securities registered in the name of the Holder thereof and issued in accordance with
Section 2.5 hereof, in the form hereinbefore recited, except that such Security shall not include the information called for by footnotes 3, 4, 5 and 8 thereof.

         "Denny's Holdings" means the entity identified as "Denny's Holdings" in the first paragraph hereof until a successor replaces it pursuant to this Indenture, and thereafter means such successor.

         "Denny's Holdings Group" means Denny's Holdings and any Subsidiary of Denny's Holdings.

         "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the person specified as the Depositary with respect to the Securities, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and thereafter "Depositary" shall mean or include such successor.

         "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the maturity date of the Securities.

         "Distribution Compliance Period" means the 40-day restricted period, as defined in Rule 903(b)(3) under the Securities Act.

         "DTC" means The Depository Trust Company, which initially shall act as Depositary with respect to the Global Securities.

         "EBITDA" means, with respect to any person and its consolidated Subsidiaries for a given period, the Consolidated Net Income of such person for such period plus, with respect to an Issuer and its consolidated Subsidiaries,
(i) an amount equal to any net loss realized upon the sale or other disposition of any Business Segment (to the extent such loss was deducted in computing Consolidated Net Income), (ii) any provision for taxes based on income or profits deducted in computing Consolidated Net Income and any provision for taxes utilized in computing net loss under clause (i) hereof, (iii) consolidated interest expense (including amortization of original issue discount and non-cash interest payments, all net payments and receipts in respect of Interest Rate Agreements and the interest component of capital leases) and (iv) depreciation and amortization (including amortization of goodwill, deferred financing costs existing immediately after the date hereof and other intangibles) to the extent required under generally accepted accounting principles, all on a consolidated basis; provided that if, during such period, (A) such person or any of its Subsidiaries shall have made any asset sales (other than, in the case of an Issuer and its Subsidiaries, sales of the Capital Stock of, or any assets of, Unrestricted Subsidiaries), EBITDA of such person and its Subsidiaries for such period shall be reduced by an amount equal to the EBITDA directly attributable to the assets that are the subject of such asset sales for such period, and (B) such person or any of its Subsidiaries has made any acquisition of assets or Capital Stock (occurring by merger or otherwise), including, without limitation, any acquisition of assets or Capital Stock occurring in connection with the transaction causing a calculation to be made hereunder, EBITDA of such person and its Subsidiaries shall be calculated, excluding any expenses which in the good faith estimate of management of such person will be eliminated as a result of such acquisition, on a pro forma basis as if such acquisition of assets or Capital Stock (including the incurrence of any Indebtedness in connection with any such acquisition and the application of the proceeds thereof) took place on the first day of such period.

         "Equity Interests" means Capital Stock or warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into or exchangeable for Capital Stock).

         "Euroclear" means Euroclear Bank S.A./N.V., or its successors, as operators of the Euroclear system.

         "Event of Default"means any event or condition specified as such in
Section 4.1 which shall have continued for the period of time, if any, therein designated.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Exchange Offer" means an offer that may be made by the Issuers pursuant to a Registration Rights Agreement to exchange Exchange Securities for Additional Securities.

         "Exchange Offer Registration Statement" shall have the meaning set forth in the applicable Registration Rights Agreement.

         "Exchange Securities" means a new series of debt securities of the Issuers, including any guarantees endorsed thereon, identical in all respects to the applicable series of Additional Securities issued hereunder in a private placement, except for references to series and restrictive legends, issued pursuant to an Exchange Offer.

         "Excluded Property" means Advantica's corporate headquarters property located in Spartanburg, South Carolina.

         "Existing Indebtedness" means Indebtedness of an Issuer or any of its Subsidiaries existing on the date hereof (other than Indebtedness under the Old Notes and the Credit Agreement).

         "Fixed Charge Coverage Ratio" means, with respect to any person for a given period, the ratio of the EBITDA of such person for such period to the Consolidated Fixed Charges of such person for such period.

         "FRD" means FRD Acquisition Co., a Delaware corporation, a wholly owned subsidiary of Advantica, and an Unrestricted Subsidiary hereunder.

         "FRD Chapter 11 Case" means the voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware, Case No. 01-0436-PJW, filed by FRD on February 14, 2001.

         "FRD Investment" means any Investments in FRD by either Issuer or any of its Subsidiaries existing on the date hereof.

         "Global Securities" means one or more Securities in the form hereinbefore recited that includes the information referred to in footnotes 3, 4 and 8 (and, if applicable, 5) to the form of Security, issued under this Indenture, that is deposited with or on behalf of and registered in the name of the Depositary or its nominee.

         "Global Security Legend" means the legend set forth in Section 2.5(g)(2), which is required to be placed on all Global Securities issued under this Indenture.

         "Holder", "holder", "holder of Securities", "securityholder", "Securityholder" or other similar terms means the registered holder of any Security.

         "Indebtedness" means, with respect to any person at any date, without duplication, (i) all obligations of such person for borrowed money, (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments other than Interest Rate Agreements, (iii) all reimbursement obligations and other liabilities of such person with respect to letters of credit issued for such person's account, (iv) all obligations of such person to pay the deferred purchase price of property or services, except accounts payable arising in the ordinary course of business, (v) all obligations of such person as lessee in respect of capital lease obligations under capital leases and (vi) all obligations of others of a nature described in any of clauses (i) through
(v) above guaranteed by such person; provided that, in the case of clauses (i) through (v) above, Indebtedness shall include only obligations reported as liabilities in the financial statements of such person in accordance with generally accepted accounting principles.

         "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

         "Indirect Participant" means any entity that, with respect to DTC, clears through or maintains a direct or indirect, custodial relationship with a Participant.


         "Initial Securities" means the 12 3/4% Senior Notes Due 2007 authenticated and delivered hereunder on the Original Issue Date, which shall not exceed $204,050,000 in aggregate principal amount.


         "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, that is not also a QIB.

         "Interest Rate Agreement" means any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge arrangement to or under which an Issuer or any of its subsidiaries is or becomes a party or a beneficiary.

         "Investment" means any direct or indirect advance (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of any person or its subsidiaries), loan or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Equity Interest, bonds, notes, debentures or other securities issued by, any other person.

         "Issuers" means (except as otherwise provided in Article Five) Advantica and Denny's Holdings.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any capital lease, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         "Liquidated Damages" means all liquidated damages then owing pursuant to any applicable Registration Rights Agreement.

         "Mortgage Financing" means the incurrence by an Issuer or any of its Subsidiaries of any Indebtedness secured by a mortgage or other Lien on real property acquired or improved by such Issuer or any such Subsidiary after the date hereof.

         "Mortgage Financing Proceeds" means, with respect to any Mortgage Financing, the aggregate amount of cash proceeds received or receivable by an Issuer or any of its Subsidiaries in connection with such financing after deducting therefrom brokerage commissions, legal fees, finder's fees, closing costs and other expenses incidental to such Mortgage Financing and the amount of taxes payable in connection with or as a result of such transaction, to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a person that is not an Affiliate of such Issuer or its Subsidiaries and are properly attributable to such transaction or to the asset that is the subject thereof.

         "Mortgage Refinancing" means the incurrence by an Issuer or any of its Subsidiaries of any Indebtedness secured by a mortgage or other Lien on real property subject to a mortgage or other Lien existing on the date hereof or created or incurred subsequent to the date hereof as permitted hereby and owned by such Issuer or any such Subsidiary.

         "Mortgage Refinancing Proceeds" means, with respect to any Mortgage Refinancing, the aggregate amount of cash proceeds received or receivable by an Issuer or any of its Subsidiaries in connection with such refinancing after deducting therefrom the original mortgage amount of the underlying indebtedness refinanced therewith and brokerage commissions, legal fees, finder's fees, closing costs and other expenses incidental to such Mortgage Refinancing and the amount of taxes payable in connection with or as a result of such transaction, to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a person that is not an Affiliate of such Issuer or its Subsidiaries and are properly attributable to such transaction or to the asset that is the subject thereof.

         "Net Income" of any person shall mean the net income (loss) of such person, determined in accordance with generally accepted accounting principles, excluding, however, (i) with respect to an Issuer and its Subsidiaries any gain or loss, together with any related provision for taxes on such gain or loss, realized upon the sale or other disposition (including, without limitation, dispositions pursuant to sale and leaseback transactions) of a Business Segment, and (ii) any gain or loss realized upon the sale or other disposition by such person of any capital stock or marketable securities.

         "Net Proceeds" with respect to any Asset Sale, sale and leaseback transaction or sale or other disposition of a Business Segment, means (i) cash (freely convertible into U.S. dollars) received by an Issuer or any of its Subsidiaries from such transaction, after (a) provision for all income or other taxes measured by or resulting from such transaction, (b) payment of all brokerage commissions and other expenses (including, without limitation, the payment of principal, premium (if any) and interest on Indebtedness required (other than pursuant to Section 3.13(a)) to be paid as a result of such transaction) in connection with such transaction and (c) deduction of appropriate amounts to be provided by an Issuer as a reserve, in accordance with generally accepted accounting principles, against any liabilities associated with the asset disposed of in such transaction and retained by such Issuer or its Subsidiaries after such sale or other disposition thereof, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction and (ii) promissory notes received by an Issuer or any of its Subsidiaries in connection with such transaction upon the liquidation or conversion of such notes into cash.

         "Obligations" means, with respect to any Indebtedness or any Interest Rate Agreement, any principal, premium, interest (including, without limitation, interest, whether or not allowed, after the filing of a petition initiating certain bankruptcy proceedings), penalties, commissions, charges, expenses, fees, indemnifications, reimbursements and other liabilities or amounts payable under or in respect of the documentation governing such Indebtedness or such Interest Rate Agreement.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors or the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and by the Treasurer or the Secretary or any Assistant Secretary of each Issuer (which may be a joint certificate of both Issuers) and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in
Section 10.5, if and to the extent required hereby.

         "Old Notes" means any outstanding 11-1/4% Senior Notes due 2008 of Advantica issued pursuant to that certain indenture, dated as of January 7, 1998, by and between Advantica and U.S. Bank National Association (formerly, First Trust National Association), as Trustee.

         "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuers. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 10.5, if and to the extent required hereby.


         "Original Issue Date" means the date on which $204,050,000 aggregate principal amount of Initial Securities was issued in exchange for $265,000,000 aggregate principal amount of Old Notes.


         "Outstanding" when used with reference to the Securities, shall, subject to the provisions of Section 6.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than an Issuer) or shall have been set aside, segregated and held in trust by an Issuer (if an Issuer shall act as paying agent); provided that, if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice, and

                  (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.6 (unless proof satisfactory to the Trustee is presented that any of such Securities is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuers).

         "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

         "Permitted Investments" means (i) Investments in cash (including major foreign currency or currency of a country in which an Issuer or any of its Subsidiaries has operations) or Cash Equivalents,

(ii) with respect to each Issuer and its Subsidiaries, Investments that are in persons at least a majority of whose revenues are derived from food service operations, ancillary operations or related activities and that have the purpose of furthering the food service operations of such Issuer or any of its Subsidiaries (other than any Investment by any of the Denny's Holdings Group in any of the Advantica Group), (iii) advances to employees of Advantica or its Subsidiaries not in excess of $5,000,000 in the aggregate at any one time outstanding, (iv) accounts receivable created or acquired in the ordinary course of business, (v) obligations or shares of stock received in connection with any good faith settlement or bankruptcy proceeding involving a claim relating to a Permitted Investment, (vi) evidences of Indebtedness, obligations or other Investments not exceeding $5,000,000 in the aggregate held at any one time by Advantica or any of its Subsidiaries and (vii) currency swap agreements and other similar agreements designed to hedge against fluctuations in foreign exchange rates entered into in the ordinary course of business in connection with the operation of the business.

         "Permitted Payments to Advantica" means, without duplication, payments by any Subsidiary of Advantica to Advantica in an amount sufficient to enable Advantica to (i) pay reasonable and necessary operating expenses and other general corporate expenses of Advantica and its subsidiaries, (ii) pay foreign, federal, state and local tax liabilities of Advantica and its current and former subsidiaries to the extent that Advantica has an obligation to pay such tax liabilities, the determination of which shall take into account any operating losses, net operating loss carryovers, and other tax attributes available to Advantica and its subsidiaries, (iii) pay, as and when the same becomes due and payable, interest on the Old Notes, (iv) pay, as and when the same becomes due and payable, (a) interest and (b) principal at maturity (or as otherwise required pursuant to contractually scheduled principal payments, which, in the case of Existing Indebtedness are existing on the date hereof, and, in the case of Indebtedness incurred after the date hereof are existing on the date such Indebtedness is incurred), in each case on the Credit Agreement, any Existing Indebtedness and on any other Indebtedness incurred after the date hereof that was permitted to be incurred in accordance with Section 3.11 and (v) repurchase, redeem or otherwise acquire or retire for value, Equity Interests in Advantica in accordance with clause (3) of, and the Old Notes in accordance with clause
(8) of, Section 3.9. Notwithstanding anything herein to the contrary, any such payments made to Advantica pursuant hereto shall either be used by Advantica for the purpose such payment was made to Advantica within 90 days of Advantica's receipt of such payment or refunded to the party from whom Advantica received such payment; provided, however, that to the extent that any such payments have not been paid within such 90 day period, Advantica shall be entitled to retain an amount that shall not at any time exceed an aggregate of $250,000 for the purpose of making the payments described herein.

         "Person" or "person" means any corporation, individual, limited liability company, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust, municipality or other entity.

         "Preferred Stock" means with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of such person's stock which is preferred or has a preference with respect to the payment of dividends, or as to distributions upon any dissolution or liquidation over Equity Interests of any other class of such person whether now outstanding or issued after the date hereof.

         "Principal" wherever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any", whether or not so stated.

         "Private Placement Legend" means the legend set forth in Section 2.5(g)(1) to be placed on all Additional Securities issued under this Indenture except where specifically stated otherwise by the provisions of this Indenture.

         "Public Offering" means any underwritten public offering for cash pursuant to a registration statement filed with the Commission in accordance with the Securities Act of Capital Stock other than Disqualified Stock of Advantica or any of its Subsidiaries.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Reg S Permanent Global Security" means one or more permanent Global Securities bearing the Private Placement Legend, that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Reg S Temporary Global Security upon expiration of the Distribution Compliance Period.

         "Reg S Temporary Global Security" means one or more temporary Global Securities bearing the Private Placement Legend and the Reg S Temporary Global Security Legend, issued in an aggregate amount of denominations equal in total to the outstanding principal amount of any Additional Securities initially sold in reliance on Rule 903 of Regulation S.

         "Reg S Temporary Global Security Legend" means the legend set forth in
Section 2.5(g)(3), which is required to be placed on all Reg S Temporary Global Securities issued under this Indenture.

         "Registrar" shall have the meaning set forth in Section 3.2.

         "Registration Rights Agreement" means a Registration Rights Agreement by and among the Issuers and the initial purchasers of Additional Securities issued in a private placement, as such agreement may be amended, modified or supplemented from time to time.

         "Regulation S" means Regulation S promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

         "Regulation S Global Security" means a Reg S Temporary Global Security or a Reg S Permanent Global Security, as the case may be.

         "Responsible Officer" when used with respect to the Trustee, means the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president (whether or not designated by numbers or words added before or after the title "vice president"), the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Definitive Security" means one or more Definitive Securities bearing the Private Placement Legend, issued under this Indenture.

         "Restricted Global Security" means one or more Global Securities bearing the Private Placement Legend, issued under this Indenture, provided that in no case shall an Initial Security or an Exchange

Security issued in accordance with this Indenture and, in the case of an Exchange Security, the terms of the applicable Registration Rights Agreement be a Restricted Global Security.

         "Restricted Investments" means (i) any Investment by any of the (a) Advantica Group in any person that is not a wholly owned Subsidiary of Advantica and (b) Denny's Holdings Group in any person that is not a wholly owned Subsidiary of Denny's Holdings, or (ii) other transfers of assets by any of the
(a) Advantica Group to any Subsidiary or Affiliate of Advantica that is not a wholly owned Subsidiary of Advantica or (b) Denny's Holdings Group to any Subsidiary or Affiliate of Denny's Holdings that is not a wholly owned Subsidiary of Denny's Holdings (other than any such other transfers of assets described in clause (ii) above in transactions the terms of which are fair and reasonable to the transferor and are at least as favorable as the terms that could be obtained by the transferor in a comparable transaction made on an arms' length basis between unaffiliated parties, as conclusively determined, for any such transfer involving aggregate consideration in excess of $5,000,000, by a majority of the directors of Advantica or Denny's Holdings, as applicable, that are unaffiliated with the transferee or, if there are no such directors, by a majority of the directors of Advantica or Denny's Holdings, as applicable), except in each case for Permitted Investments and any such Investments existing on the date hereof.

         "Restricted Security" means an Additional Security, unless or until it has been (i) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it or (ii) distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; provided, that in no case shall an Initial Security or an Exchange Security issued in accordance with this Indenture and the terms and, in the case of an Exchange Security, provisions of a Registration Rights Agreement be a Restricted Security.

         "Rule 144A" means Rule 144A promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

         "Security" or "Securities" means any Initial Securities, any Exchange Securities, when and if issued as provided in the applicable Registration Rights Agreement, and any Additional Securities.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Senior Indebtedness" means (i) all obligations of an Issuer and its Subsidiaries now or hereafter existing under or in respect of the Credit Agreement, the Old Notes and the Securities, whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding referred to in Section 4.1(6) or Section 4.1(7), whether or not such interest is an allowable claim under such proceeding), penalties, commissions, charges, indemnifications, liabilities, reimbursement obligations in respect of letters of credit, fees, expenses or other amounts payable under or in respect of the Credit Agreement the Old Notes and the Securities and all obligations and claims related thereto, (ii) all Obligations of an Issuer in respect of Interest Rate Agreements and (iii) additional Indebtedness permitted by Section 3.11(a), Section 3.11(b) or Section 3.11(c) which is not expressly by its terms subordinated to the Securities and all Obligations and claims related thereto; provided, that Senior Indebtedness shall not include (x) any Indebtedness of an Issuer to any of its Subsidiaries or (y) Indebtedness incurred for the purchase of goods or materials or for services (other than services provided by the Credit Agent in connection with the Credit Agreement or any other party to an agreement evidencing Senior Indebtedness in connection with such agreement) obtained in the ordinary course of business. "Senior Indebtedness" under or in respect of the Credit Agreement, the Old Notes and the Securities shall continue to constitute Senior Indebtedness for all purposes of this Indenture notwithstanding that such Senior Indebtedness or any obligations or claims in respect thereof may be disallowed, avoided or subordinated pursuant to any Bankruptcy Law or other applicable insolvency law or equitable principles.

         "Shelf Registration Statement" shall have the meaning set forth in the applicable Registration Rights Agreement.

         "Significant Subsidiary" means any Subsidiary of an Issuer that would be a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on the date hereof) (excluding, except for the purposes of determining an Event of Default, subparagraph (c) of Rule 1-02 of Regulation S-X).

         "Subsidiary" of any person means any entity of which shares of the Capital Stock or other Equity Interests (including partnership interests) entitled to cast at least a majority of the votes that may be cast by all shares or Equity Interests having ordinary voting power for the election of directors or other governing body of such entity are owned by such person directly and/or through one or more Subsidiaries of such person; provided that each Unrestricted Subsidiary shall be excluded from the definition of "Subsidiary."

         "Transfer Restricted Securities" means Global Securities and Definitive Securities issued under this Indenture that bear or are required to bear the Private Placement Legend.

         "Trustee" means the entity identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee.

         "Trust Indenture Act of 1939" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed (except for purposes of the terms of any supplemental indenture executed pursuant to
Article VII).

         "Unrestricted Definitive Security" means one or more Definitive Securities issued under this Indenture that do not bear and are not required to bear the Private Placement Legend.

         "Unrestricted Global Security" means one or more permanent Global Securities representing a series of Securities issued under this Indenture that does not bear and is not required to bear the Private Placement Legend.

         "Unrestricted Subsidiary" means (i) FRD, (ii) any subsidiary of an Issuer that at the time of determination is an Unrestricted Subsidiary (as designated by such Issuer's Board of Directors, as provided below) and (iii) any subsidiary of an Unrestricted Subsidiary. The Board of Directors of such Issuer may designate any subsidiary of an Issuer (including any Subsidiary and any newly acquired or newly formed subsidiary) to be an Unrestricted Subsidiary unless such subsidiary owns any Capital Stock of, or owns, or holds any Lien on, any property of, any Subsidiary of such Issuer (other than any subsidiary of the subsidiary to be so designated); provided that (a) any Unrestricted Subsidiary must be an entity of which shares of the Capital Stock or other Equity Interests (including partnership interests) entitled to cast at least a majority of the votes that may be cast by all shares or Equity Interests having ordinary voting power for the election of directors or other governing body are owned, directly or indirectly, by such Issuer; (b) such Issuer certifies that such designation complies with Section 3.9 and Section 3.17 and (c) each of (1) the subsidiary to be so designated and (2) its subsidiaries have not at the time of designation, and do not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of such Issuer or any of its Subsidiaries. The Board of Directors of such Issuer may designate any Unrestricted Subsidiary to be a Subsidiary; provided that, immediately after giving effect to such designation, Advantica could incur at least $1 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 3.11(a) on a pro forma basis taking into account such designation.

         "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding aggregate principal amount of such Indebtedness into (ii) the total of the product obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

                                  ARTICLE TWO

              ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES


         SECTION 2.1 Authentication and Delivery of Securities. Upon the execution and delivery of this Indenture, or from time to time thereafter, Securities in an aggregate principal amount not in excess of $254,050,000 (except as otherwise provided in Section 2.6) may be executed by the Issuers and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities (provided, that Securities executed, delivered and authenticated for issuance on the Original Issue Date shall not exceed $204,050,000 in aggregate principal amount and Securities executed, delivered and authenticated for issuance subsequent to the Original Issue Date (other than pursuant to an Exchange Offer) shall not exceed $50,000,000 in aggregate principal amount) to or upon the written order of the Issuers, signed by both (a) the Chairman of the Board of Directors, or any Vice Chairman of the Board of Directors, or the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") of each Issuer and (b) the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of each Issuer without any further action by the Issuers.


         SECTION 2.2 Execution of Securities. The Securities shall be signed on behalf of the Issuers by both (a) the Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") of each Issuer and (b) by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of each Issuer under each Issuer's corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of each Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security which has been duly authenticated and delivered by the Trustee.

         In case any officer of an Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuers, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of such Issuer; and any Security may be signed on behalf of such Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of such Issuer, although at the date of the execution and delivery of this Indenture any such person was not such officer.

         SECTION 2.3 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuers shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         SECTION 2.4 Form, Denomination and Date of Securities; Payments of Interest. The Securities and the Trustee's certificates of authentication shall be substantially in the form recited above. The Securities shall be issuable as registered securities without coupons and in denominations provided for in the form of Security above recited. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Issuers executing the same may determine with the approval of the Trustee.

         Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law, or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage.

         Each Security shall be dated the date of its authentication, shall bear interest from the applicable date and shall be payable on the dates and in the manner specified on the face of the form of Security recited above.

         The person in whose name any Security is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuers shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the persons in whose names outstanding Securities are registered at the close of business on a subsequent record date (which shall be not less than five business days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuers to the holders of Securities not less than 15 days preceding such subsequent record date. The term "record date", as used with respect to any interest payment date (except a date for payment of defaulted interest), shall mean if such interest payment date is the last day of a calendar month, the fifteenth day of such calendar month and shall mean, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a business day. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 2.5 Registration, Transfer and Exchange. The Issuers shall keep at each office or agency to be maintained for the purpose as provided in Section
3.2 a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

         (a) Transfer and Exchange of Global Securities. A Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Securities will be exchanged by the Issuers for Definitive Securities if (i) the Issuers deliver to the Trustee notice from the Depositary that (x) the Depositary is unwilling or unable to continue to act as Depositary for the Global Securities and the Issuers thereupon fail to appoint a successor Depositary within 90 days or (y) the Depositary is no longer a clearing agency registered under the Exchange Act,
(ii) the Issuers, in their sole discretion, determine that the Global Securities (in whole but not in part) should be exchanged for Definitive Securities and deliver a written notice to such effect to the Trustee or (iii) upon request of the Trustee or Holders of a majority of the aggregate principal amount of outstanding Securities if there shall have occurred and be continuing a Default or Event of Default with respect to the Securities, provided that in no event shall the Reg S Temporary Global Security be exchanged by the Issuers for Definitive Securities prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificate identified by the Issuers and their counsel to be required pursuant to Rule 903 or Rule 904 under the Securities Act. Upon the occurrence of any of the preceding events in (i),
(ii) or (iii) above, Definitive Securities shall be issued in such names as the Depositary shall instruct the Trustee. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 2.7 and 2.8 hereof. Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 2.5 or Section
2.7 or 2.8 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 2.5(a); however, beneficial interests in a Global Security may be transferred and exchanged as provided in
Section 2.5(b), (c) or (f) hereof.

         (b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (1) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Reg S Temporary Global Security may not be made to a U.S. person (as such term is defined in Regulation S) or for the account or benefit of a U.S. person (other than an initial purchaser that participated in the offering of the applicable Additional Securities). Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.5(b)(1), but the Issuers or the Trustee may request an opinion of counsel.

                  (2) All Other Transfers and Exchanges of Beneficial Interests in Global Securities (including for Definitive Securities). In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.5(b)(1) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) an order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) an order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in (B)(1) above, provided that in no event shall Definitive Securities be issued upon the transfer or exchange of beneficial interests in the Reg S Temporary Global Security prior to
         (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates identified by the Issuers or its counsel to be required pursuant to Rule 903 and Rule 904 under the Securities Act. Upon consummation of an Exchange Offer by the Issuers in accordance with Section 2.5(f) hereof, the requirements of this Section 2.5(b)(2) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security(ies) pursuant to
         Section 2.5(h) hereof.

                  (3) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 2.5(b)(2) above and the Registrar receives the following:

                           (A) if the transferee will take delivery in the form
                  of a beneficial interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (1) thereof;

                           (B) if the transferee will take delivery in the form
                  of a beneficial interest in the 501 Global Security, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (3)(d) thereof; or

                           (C) if the transferee will take delivery in the form
                  of a beneficial interest in the Reg S Temporary Global Security or the Reg S Permanent Global Security, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (2) thereof.

                  (4) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in an Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 2.5(b)(2) above and:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the applicable Registration Rights Agreement and Section 2.5(f) hereof, and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of an Issuer;

                             (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the applicable Registration Rights Agreement and a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor;

                             (C) such transfer is effected by a Broker-Dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with the applicable Registration Rights Agreement and a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor; or

                             (D) the Registrar receives the following: (1) if
                  the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (1)(a) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit A hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Issuers to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Security has not yet been issued, the Issuers shall issue and, upon receipt of authentication instructions from the Issuers in accordance with this Indenture, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above. Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

         (c) Transfer and Exchange of Beneficial Interests for Definitive Securities. Transfer and exchange of beneficial interests in the Global Securities for Definitive Securities shall be made subject to compliance with this Section 2.5(c), and the requesting Holder shall provide any certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.5(c). Upon receipt of such applicable documentation, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Security or Unrestricted Global Security, as applicable, to be reduced accordingly pursuant to Section 2.5 (h) hereof, and the Issuers shall execute and, upon receipt of authentication instructions from the Issuers in accordance with this Indenture, the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Definitive Security or an Unrestricted Definitive Security, as applicable, in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest in a Global Security pursuant to this Section 2.5(c) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Definitive Securities are so registered.

                  (1) Beneficial Interests in Restricted Global Securities to Restricted Definitive Securities. If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Security, then, upon receipt by the Registrar of the following documentation:

                             (A) if the holder of such beneficial interest in a
                  Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (2)(a) thereof;

                             (B) if such beneficial interest is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (1) thereof;

                             (C) if such beneficial interest is being
                  transferred to a Non-U.S. Person (as such term is defined in Regulation S) in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (2) thereof;

                             (D) if such beneficial interest is being
                  transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (B) and (C) above, a certificate to the effect set forth in Exhibit A hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable; or

                             (E) if such beneficial interest is being
                  transferred to the Issuers or any of their Subsidiaries, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(b) thereof.

Any Restricted Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 2.5(c)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (2) Beneficial Interests in Restricted Global Securities to Unrestricted Definitive Securities. A holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Definitive Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security only if:

                             (A) such exchange or transfer is effected pursuant
                  to the Exchange Offer in accordance with the applicable Registration Rights Agreement and Section 2.5(f) hereof, and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                             (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the applicable Registration Rights Agreement and a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor;

                             (C) such transfer is effected by a Broker-Dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor; or

                             (D) the Registrar receives the following: (1) if
                  the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for an Unrestricted Definitive Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (1)(b) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such holder in the form of Exhibit A hereto, including the certifications in item
                  (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Issuers to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a Restricted Definitive Security.

                  (3) Beneficial Interests in Unrestricted Global Securities to Unrestricted Definitive Securities. If any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for an Unrestricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security, then such holder shall satisfy the applicable conditions set forth in Section 2.5(b)(2) hereof. Any Unrestricted Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.5(c)(3) shall not bear the Private Placement Legend.

                  (4) Transfer or Exchange of Reg S Temporary Global Securities. Notwithstanding the other provisions of this Section 2.5, a beneficial interest in the Reg S Temporary Global Security may not be (A) exchanged for a Definitive Security prior to (x) the expiration of the Distribution Compliance Period (unless such exchange is approved by the Issuers, does not require an investment decision on the part of the Holder thereof and does not violate the provisions of Regulation S) and
         (y) the receipt by the Registrar of any certificates identified by the Issuers or its counsel to be required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act or (B) transferred to a Person who takes delivery thereof in the form of a Definitive Security prior to the events set forth in clause (A) above or unless the transfer is pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

         (d) Transfer and Exchange of Definitive Securities for Beneficial Interests. Transfer and exchange of Definitive Securities for beneficial interests in the Global Securities shall be made subject to compliance with this
Section 2.5(d), and the requesting Holder shall provide any certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.5(d). Upon receipt from such Holder of such applicable documentation and the surrender to the Registrar of the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar, duly executed by such Holder or by its attorney, duly authorized in writing, the Registrar shall register the transfer or exchange of the Definitive Securities. The Trustee shall cancel such Definitive Securities so surrendered and cause the aggregate principal amount of the applicable Restricted Global Security or Unrestricted Global Security, as applicable, to be increased accordingly pursuant to Section 2.5(h) hereof.

                  (1) Restricted Definitive Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Registrar of the following documentation:

                             (A) if the Holder of such Restricted Definitive
                  Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (2)(b) thereof;

                             (B) if such Restricted Definitive Security is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (1) thereof;

                             (C) if such Restricted Definitive Security is being
                  transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (2) thereof; or

                             (D) if such Restricted Definitive Security is being
                  transferred to an Institutional Accredited Investor in accordance with Regulation D under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(d) thereof;

the Trustee shall cancel the Restricted Definitive Security and increase or cause to be increased the aggregate principal amount of, in the case of clause
(A) above, the appropriate Restricted Global Security, in the case of clause (B) above, the 144A Global Security, in the case of clause (C) above, the Regulation S Global Security and in the case of clause (D) above, the 501 Global Security.

                  (2) Restricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

                             (A) such exchange or transfer is effected pursuant
                  to the Exchange Offer in accordance with the applicable Registration Rights Agreement and Section 2.5(f) hereof, and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                             (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the applicable Registration Rights Agreement and a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor;

                             (C) such transfer is effected by a Broker-Dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with the applicable Registration Rights Agreement and a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor; or

                             (D) the Registrar receives the following: (1) if
                  the Holder of such Restricted Definitive Securities proposes to exchange such Securities for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (1)(c) thereof; or (2) if the Holder of such Restricted Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit A hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph
                  (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Issuers to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (3) Unrestricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time.

If any such exchange or transfer from a Definitive Security to a beneficial interest is effected pursuant to subparagraphs (2)(B), (2)(D) or (3) of this
Section 2.5(d) at a time when an Unrestricted Global Security has not yet been issued, the Issuers shall issue and, upon receipt of authentication instructions from the Issuers in accordance with this Indenture, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Definitive Securities so transferred.

         (e) Transfer and Exchange of Definitive Securities for Definitive Securities. Upon request by a Holder of Definitive Securities and such Holder's compliance with the provisions of this Section 2.5(e), the Registrar shall register the transfer or exchange of Definitive Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. The Trustee shall cancel any such Definitive Securities so surrendered, and the Issuers shall execute and, upon receipt of authentication instructions from the Issuers in accordance with this Indenture, the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Definitive Security or an Unrestricted Definitive Security, as applicable, in the appropriate principal amount. Any Definitive Security issued pursuant to this Section 2.5(e) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Definitive Securities are so registered. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.5(e).

                  (1) Restricted Definitive Securities to Restricted Definitive Securities. Any Restricted Definitive Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Security if the Registrar receives the following:

                             (A) if the transfer will be made to a QIB pursuant
                  to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (1) thereof;

                             (B) if the transfer will be made pursuant to Rule
                  903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (2) thereof;

                             (C) if such beneficial interest is being
                  transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (A) and (B) above, then the transferor must deliver a certificate to the effect set forth in Exhibit A hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable; or

                             (D) if such beneficial interest is being
                  transferred to the Issuers or any of their Subsidiaries, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(b) thereof, must be delivered by the transferor.

                  (2) Restricted Definitive Securities to Unrestricted Definitive Securities. Any Restricted Definitive Security may be exchanged by the Holder thereof for an Unrestricted Definitive Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Security if:

                             (A) such exchange or transfer is effected pursuant
                  to the Exchange Offer in accordance with the applicable Registration Rights Agreement and Section 2.5(f) hereof, and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

                             (B) any such transfer is effected pursuant to the
                  Shelf Registration Statement in accordance with the applicable Registration Rights Agreement and a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor;

                             (C) any such transfer is effected by a
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the applicable Registration Rights Agreement and a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor; or

                             (D) the Registrar receives the following: (1) if
                  the Holder of such Restricted Definitive Securities proposes to exchange such Securities for an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (1)(d) thereof; or (2) if the Holder of such Restricted Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit A hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Issuers to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (3) Unrestricted Definitive Securities to Unrestricted Definitive Securities. A Holder of Unrestricted Definitive Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Securities pursuant to the instructions from the Holder thereof.

         (f) Exchange Offer. Upon the occurrence of an Exchange Offer in accordance with the applicable Registration Rights Agreement, the Issuers shall issue and, upon receipt of authentication instructions from the Issuers in accordance with this Indenture and an Opinion of Counsel for the Issuers as to certain matters discussed in this Section 2.5(f), the Trustee shall authenticate
(i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the sum of (A) the principal amount of the beneficial interests in the Restricted Global Securities exchanged or transferred for beneficial interests in Unrestricted Global Securities in connection with the Exchange Offer pursuant to Section 2.5(b)(4) and (B) the principal amount of Restricted Definitive Securities exchanged or transferred for beneficial interests in Unrestricted Global Securities in connection with the Exchange Offer pursuant to Section 2.5(d)(2), in each case tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Broker-Dealers, (y) they are not participating in a distribution of the Exchange Securities and (z) they are not affiliates (as defined in Rule 144) of an Issuer, and accepted for exchange in the Exchange Offer, and (ii) Unrestricted Definitive Securities in an aggregate principal amount equal to the sum of (A) the principal amount of the Restricted Definitive Securities exchanged or transferred for Unrestricted Definitive Securities in connection with the Exchange Offer pursuant to Section 2.5(e)(2) and (B) Restricted Global Securities exchanged or transferred for Unrestricted Definitive Securities in connection with the Exchange Offer pursuant to Section 2.5(c)(2), in each case tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Broker-Dealers, (y) they are not participating in a distribution of the Exchange Securities and (z) they are not affiliates (as defined in Rule 144) of an Issuer, and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Securities, the Trustee shall cancel any Definitive Securities so surrendered and shall cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Issuers shall execute and, upon receipt of authentication instructions from the Issuers in accordance with this Indenture, the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Securities so accepted Definitive Securities in the appropriate principal amount.

         The Opinion of Counsel for the Issuers referenced above shall state in substance that the issuance and sale of the Exchange Securities by the Issuers have been duly authorized and, when executed by the Issuers and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered in exchange for the applicable Additional Securities in accordance with this Indenture and the applicable Exchange Offer, the Exchange Securities will be entitled to the benefits of this Indenture and will be valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, except as the enforceability thereof may be limited by (x) bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (y) principles of equity (regardless of whether enforceability is considered in equity or at law).

         (g) Legends. The following legends shall appear on the face of all Global Securities and Definitive Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (1) Private Placement Legend.

                             (A) Except as permitted by subparagraph (B) below,
                  each Global Security and each Definitive Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH OTHER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(k) UNDER THE SECURITIES ACT AS PERMITTING RESALES OF RESTRICTED SECURITIES BY NON-AFFILIATES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO AN ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN THE UNITED STATES TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN EACH OF THE FOREGOING CASES A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE INDENTURE IS

         COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                             (B) Notwithstanding the foregoing, any Global
                  Security or Definitive Security issued pursuant to subparagraphs (b)(4), (c)(2), (c)(3), (d)(2), (d)(3), (e)(2),
                  (e)(3) or (f) of this Section 2.5 (and all Securities issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (2) Global Security Legend. To the extent required by the Depositary, each Global Security shall bear legends in substantially the following forms:

         "THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.5 OF THE INDENTURE, (2) THIS GLOBAL MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.5(a) OF THE INDENTURE, (3) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION
         2.7 OF THE INDENTURE AND (4) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS."

         "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR TO ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

                  (3) Reg S Temporary Global Security Legend. To the extent required by the Depositary, each Reg S Temporary Global Security shall bear a legend in substantially the following form:

         "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE CASH PAYMENTS OF INTEREST DURING THE PERIOD WHICH SUCH HOLDER HOLDS THIS SECURITY. NOTHING IN THIS LEGEND SHALL BE DEEMED TO PREVENT INTEREST FROM ACCRUING ON THIS SECURITY."

         (h) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or cancelled in whole and not in part, each such Global Security shall be returned to or retained and cancelled by the Trustee in accordance with
Section 2.7 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement may be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement may be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

         (i) General Provisions Relating to Transfers and Exchanges.

                  (1) To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Global Securities and Definitive Securities upon receipt of authentication instructions from the Issuers in accordance with this Indenture.

                  (2) No service charge shall be made to a holder of a beneficial interest in a Global Security or to a Holder of a Definitive Security for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

                  (3) The Registrar shall not be required to register the transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (4) All Global Securities and Definitive Securities issued upon any registration of transfer or exchange of Global Securities or Definitive Securities shall be the valid obligations of the Issuers, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Global Securities or Definitive Securities surrendered upon such registration of transfer or exchange.

                  (5) The Issuers shall not be required (A) to issue, to register the transfer of or to exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Article Eleven hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any

         Security being redeemed in part or (C) to register the transfer of or to exchange a Security between a record date and the next succeeding interest payment date.

                  (6) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any Agent and the Issuers may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Trustee, any Agent or the Issuers shall be affected by notice to the contrary.

                  (7) The Trustee shall authenticate Global Securities and Definitive Securities in accordance with the provisions of Section 2.2 hereof.

                  (8) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.5 to effect a registration of transfer or exchange may be submitted by facsimile.

         Notwithstanding anything herein to the contrary, as to any certifications and certificates delivered to the Registrar pursuant to this
Section 2.5, the Registrar's duties shall be limited to confirming that any such certifications and certificates delivered to it are in the form of Exhibits A and B attached hereto. The Registrar shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates.

         SECTION 2.6 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuers in their discretion may execute, and upon the written request of any officer of an Issuer, the Trustee shall authenticate and deliver, a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuers and to the Trustee and any agent of the Issuers or the Trustee such security or indemnity as may be required by them to indemnify, and defend and to save each of them harmless and, in every case of destruction, loss or theft evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

         Upon the issuance of any substitute Security, the Issuers may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, or has been called for redemption in full, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Issuers may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuers and to the Trustee and any agent of the Issuers or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Issuers and the Trustee and any agent of the Issuers or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

         Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuers, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.7 Cancellation of Securities; Destruction Thereof. All Securities surrendered for payment, redemption, registration of transfer or exchange, if surrendered to the Issuers or any agent of the Issuers or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities held by it and deliver a certificate of destruction to the Issuers. If the Issuers shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

         SECTION 2.8 Temporary Securities. Pending the preparation of definitive Securities, the Issuers may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities shall be issuable as registered Securities without coupons of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuers with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuers and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuers shall execute and shall furnish definitive Securities and thereupon temporary Securities may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuers for the purpose pursuant to Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.


         SECTION 2.9 Issuance of Additional Securities. The Issuers may, subject to Section 3.11 hereof and applicable law, issue Additional Securities under this Indenture in an aggregate principal amount not to exceed $50,000,000. The Initial Securities and any Additional Securities subsequently issued shall be treated as a single class for all purposes under this Indenture.


                                 ARTICLE THREE

                    COVENANTS OF THE ISSUERS AND THE TRUSTEE

         SECTION 3.1 Payment of Principal and Interest. The Issuers jointly and severally covenant and agree that they will duly and punctually pay or cause to be paid the principal of, and interest on each of the Securities at the place or places at the respective times and in the manner provided in the Securities. Each installment of interest on the Securities may, at the option of the Issuers, be paid by wire transfer or by check mailed to the holders of Securities entitled thereto as they shall appear on the registry books of the Issuers.

         SECTION 3.2 Offices for Payments, etc. So long as any of the Securities remain outstanding, the Issuers will maintain the following: (a) an office or agency where the Securities may be presented for payment, (b) an office or agency where the Securities may be presented for registration of transfer and for exchange (the "Registrar") as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Issuers in respect of the Securities or of this Indenture may be served. The Issuers will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Issuers hereby initially designate the Corporate Trust Office of the Trustee as the office or agency for each such purpose. In case the Issuers shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

         SECTION 3.3 Appointment to Fill a Vacancy in Office of Trustee. The Issuers, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.9, a Trustee, so that there shall at all times be a Trustee hereunder.

         SECTION 3.4 Paying Agents. Whenever the Issuers shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

                  (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities (whether such sums have been paid to it by the Issuers or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities or of the Trustee,

                  (b) that it will give the Trustee notice of any failure by the Issuers (or by any other obligor on the Securities) to make any payment of the principal of or interest on the Securities when the same shall be due and payable, and

                  (c) that it will pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (b) above.

         The Issuers will, on or prior to each due date of the principal of or interest on the Securities, deposit with the paying agent a sum sufficient to pay such principal or interest, and (unless such paying agent is the Trustee) the Issuers will promptly notify the Trustee of any failure to take such action.

         If either Issuer shall act as paying agent, it will, on or before each due date of the principal of or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal or interest so becoming due. The Issuers will promptly notify the Trustee of any failure to take such action.

         Anything in this Section to the contrary notwithstanding, the Issuers may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Issuers or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

         Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section are subject to the provisions of Sections 9.3 and 9.4.

         SECTION 3.5 Certificates to Trustee. The Issuers will, so long as any of the Securities are outstanding:

                  (a) deliver to the Trustee, forthwith upon becoming aware of any default or defaults in the performance of any covenant, agreement or condition contained in this Indenture (including notice of any event of default which with the giving of notice and lapse of time would become an Event of Default under Section 4.1 hereof), an Officers' Certificate specifying such default or defaults and what action the issuers are taking or propose to take with respect thereto; and

                  (b) deliver to the Trustee within 120 days after the end of each fiscal year of the Issuers beginning with the fiscal year ending December 31, 2002, an Officers' Certificate in compliance with Section 314(a)(4) of the Trust Indenture Act of 1939.

         SECTION 3.6 Securityholder Lists. If and so long as the Trustee shall not be the Security Registrar, the Issuers will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities pursuant to Section 312 of the Trust Indenture Act (a) semi-annually not more than 15 days after each record date for the payment of semi-annual interest on the Securities, as hereinabove specified, as of such record date, and (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Issuers of any such request as of a date not more than 15 days prior to the time such information is furnished.

         SECTION 3.7 Reports by the Issuers. The Issuers jointly and severally covenant and agree to:

                  (a) file with the Commission and, within 15 days after either Issuer is required to file the same with the Commission, with the Trustee copies of the annual reports and of the information, documents and other reports which either Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act and, if neither Issuer is required to file such information, documents or reports with the Commission, to file with the Commission and the Trustee the same such information, documents or reports as if either Issuer were so subject;

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information. documents and reports with respect to compliance by the Issuers with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

                  (c) transmit by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, any information, documents and reports required to be filed by the Issuers with the Trustee pursuant to (a) and (b) of this Section 3.7.

         SECTION 3.8 Reports by the Trustee. Within 60 days after May 15 of each year, beginning May 15, 2002, for so long as any Securities are outstanding hereunder, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the registry books, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act of 1939, a brief report dated as of such May 15 if required by and in compliance with Section 313(a) of the Trust Indenture Act of 1939.

         SECTION 3.9 Limitation on Restricted Payments. Subject to the other provisions of this Section 3.9, each Issuer shall not and shall not permit any of its Subsidiaries to, directly or indirectly:

                  (a) declare or pay any dividend or make any distribution on account of the Capital Stock or other Equity Interests of such Issuer or any Subsidiary of Advantica or Denny's Holdings ((i) other than dividends or distributions payable in Equity Interests (other than Disqualified

         Stock) of such Issuer or such Subsidiary and (ii) other than dividends or distributions payable by a Subsidiary (other than dividends or distributions payable by any of the Denny's Holdings Group to any of the Advantica Group) so long as, in the case of any dividend or distribution payable on any class or series of securities issued by a Subsidiary other than a wholly owned Subsidiary, such Issuer or a Subsidiary of such Issuer receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interest in such class or series of securities);

                  (b) purchase, redeem or otherwise acquire or retire for value any Equity Interests of such Issuer or any Subsidiary of Advantica or Denny's Holdings (other than any such Equity Interests (i) owned by Advantica or any of its Subsidiaries so purchased, redeemed or otherwise acquired or retired for value by any of the Advantica Group and (ii) owned by any of the Denny's Holdings Group so purchased, redeemed or otherwise acquired or retired for value by any of the Denny's Holdings Group);

                  (c) voluntarily prepay any Old Notes or any Indebtedness that is subordinated to the Securities other than in connection with any (i) refinancing of such Indebtedness specifically permitted pursuant to
         Section 3.11(c), (ii) Indebtedness between (x) Advantica and any of its Subsidiaries in the Advantica Group or between Subsidiaries in the Advantica Group, (y) Denny's Holdings and any of its Subsidiaries in the Denny's Holdings Group or between Subsidiaries in the Denny's Holdings Group or (iii) Indebtedness of any of the Advantica Group to any of the Denny's Holdings Group; or

                  (d) make any Restricted Investments (other than an Investment in any Unrestricted Subsidiary)

(all such dividends, distributions, purchases, redemptions or other acquisitions, retirements, prepayments or Restricted Investments being collectively referred to as "Restricted Payments"), if, at the time of such Restricted Payment:

                           (i) a Default or Event of Default shall have occurred
                  and be continuing or shall occur as a consequence thereof;

                           (ii) immediately after such Restricted Payment and
                  after giving effect thereto on a pro forma basis, Advantica would not be able to incur $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in
                  Section 3.11(a); or

                           (iii) such Restricted Payment, without duplication,
                  together with (A) the aggregate of all other Restricted Payments (in each case valued, where other than cash, at their fair market value as of the date such Restricted Payment is made) made after the date hereof and (B) the amount by which the aggregate of all then outstanding Investments in Unrestricted Subsidiaries (other than the FRD Investment), calculated without giving effect to amounts included pursuant to clause (z)(2) below, exceeds $25 million, is greater than the sum of, without duplication: (v) 50% of the aggregate Consolidated Net Income of Denny's Holdings for the period (taken as one accounting period) from the beginning of the first quarter immediately after the date hereof to the end of its most recently ended fiscal quarter at the time of such Restricted Payment; provided that, if such Consolidated Net Income for such period is less than zero, then minus 100% of the amount of such loss, plus (w) 100% of the aggregate amortization of goodwill and of excess reorganization value for the period specified in clause (v) above, plus (x) 100% of the aggregate net cash proceeds and the fair market value of marketable securities received by Denny's Holdings from the issue or sale, after the date hereof, of Capital Stock of Denny's Holdings (other than Capital Stock issued and sold to a Subsidiary of Denny's Holdings and other than Disqualified Stock), or any Indebtedness or other security convertible into any such Capital Stock that has been so converted plus (y) 100% of the aggregate amounts contributed to the capital of Denny's Holdings after the date hereof plus (z) 100% of the aggregate amounts received in cash and the fair market value of marketable securities (other than Restricted Investments) received from (1) the sale or other disposition of Restricted Investments made after the date hereof by Denny's Holdings and its Subsidiaries or (2) the sale of the stock of an Unrestricted Subsidiary or the sale of all or substantially all of the assets of an Unrestricted Subsidiary to the extent that a liquidating dividend is paid to Denny's Holdings or any Subsidiary of Denny's Holdings from the proceeds of such sale (in each case, other than to the extent of the FRD Investment and only to the extent that such amounts were not applied to reduce the aggregate amount of all outstanding Investments in Unrestricted Subsidiaries for purposes of calculating the aggregate amount of all such Investments in (B) above); provided that no such amounts shall be included pursuant to clause (x) or (y) above to the extent that the proceeds (including by exchange) from any such issuance, sale or contribution were used as provided in clause (2), (4) or (5) in the next succeeding paragraph.

For purposes of clause (iii) above, the fair market value of property other than cash shall be conclusively determined in good faith by the Board of Directors of Denny's Holdings.

         The provisions of this Section 3.9 shall not prohibit:

                  (1) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions hereof;

                  (2) the retirement of any shares of Capital Stock of an Issuer in exchange for, or out of the net proceeds of the substantially concurrent sale (other than to a Subsidiary of such Issuer) of, other shares of such Issuer's Capital Stock, other than any Disqualified Stock;

                  (3) payments for the repurchase, redemption or other acquisition or retirement for value of any Equity Interests in Advantica issued to members of management of Advantica and its Subsidiaries pursuant to subscription and option agreements in effect on the date hereof and Equity Interests in Advantica issued to future members of management pursuant to subscription agreements executed subsequent to the date hereof, containing provisions for the repurchase of such Equity Interests upon death, disability or termination of employment of such persons which are substantially identical to those contained in the subscription agreements in effect on the date hereof; provided that the amount of such dividends or distributions, after the date hereof, in the aggregate will not exceed the sum of (A) $5,000,000 plus (B) the cash proceeds from any reissuance of such Equity Interests by Advantica to members of management of Advantica and its Subsidiaries;

                  (4) the repurchase, redemption or other acquisition or retirement for value of any Indebtedness of an Issuer that is subordinated in right of payment to the Securities in exchange for or with the proceeds of the issuance of shares of such Issuer's Equity Interests (other than Disqualified Stock);

                  (5) the redemption, repurchase or retirement for value of any Indebtedness of an Issuer that is subordinated to the Securities (A) with the proceeds of, or in exchange for, Indebtedness incurred pursuant to Section 3.11(c) or (B) if, after giving effect to such redemption, repurchase or retirement, Advantica could incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 3.11(a);

                  (6) the purchase, redemption or other acquisition or retirement for value of Equity Interests of any Subsidiary of Advantica (other than any such Equity Interests (i) owned by Advantica or any of its Subsidiaries so purchased, redeemed or otherwise acquired or retired for value by any of the Advantica Group and (ii) owned by any of the Denny's Holdings Group so purchased, redeemed or otherwise acquired or retired for value by any of the Denny's Holdings Group) in an aggregate cumulative amount not to exceed $5,000,000 annually;

                  (7) so long as no Default or Event of Default shall have occurred and be continuing, Permitted Payments to Advantica; and

                  (8) after the date on which a bankruptcy court enters an order closing the FRD Chapter 11 Case, the repurchase, redemption or other acquisition or retirement for value of Old Notes by Advantica for consideration in an aggregate amount not to exceed $50,000,000; provided, however, that no Default or Event of Default shall have occurred and be continuing at the time of any such repurchase, redemption or other acquisition or retirement;

provided, that in determining the aggregate amount expended for Restricted Payments in accordance with clause (iii) of the first paragraph of this Section 3.9, (x) no amounts expended under clauses (2), (4), or (5) of this paragraph shall be included, (y) 100% of the amounts expended under clauses (3), (6), (7) and (8) of this paragraph shall be included, and (z) 100% of the amounts expended under clause (1), to the extent not included under subclauses (x) or
(y) of this proviso, shall be included.

         SECTION 3.10 Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries. Each Issuer shall not, and shall not permit any of its Subsidiaries (other than nonconsolidated subsidiaries) to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any such Subsidiary to
(a) pay dividends or make any other distributions on its Capital Stock or any other interest or participation in, or measured by, its profits, owned by an Issuer or any of its Subsidiaries or pay any Indebtedness owed to an Issuer or any of its Subsidiaries, (b) make loans or advances to an Issuer or any of its Subsidiaries or (c) transfer any of its properties or assets to an Issuer or any of its Subsidiaries, except in each case for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Indenture, (iii) the Credit Agreement or any other agreement entered into in connection therewith or as contemplated thereby, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of an Issuer or any of its Subsidiaries, (v) any instrument governing Indebtedness of a person acquired by an Issuer or any of its Subsidiaries at the time of such acquisition; provided that such Indebtedness is not incurred in connection with or in contemplation of such acquisition, (vi) the Old Notes, Existing Indebtedness or other contractual obligation of an Issuer or any of its Subsidiaries existing on the date hereof, (vii) additional Indebtedness in an aggregate principal amount of up to $50,000,000 at any one time outstanding, (viii) any amendment, modification, renewal, extension, replacement, refinancing or refunding of encumbrances or restrictions imposed pursuant to clauses (ii), (iii), (vi) or
(vii) above; provided that the restrictions contained in any such amendment, modification, renewal, extension, replacement, refinancing or refunding are no less favorable in all material respects to the Holders of the Securities, (ix) any Mortgage Financing or Mortgage Refinancing, (x) any Permitted Investment or

(xi) contracts for the sale of assets so long as such encumbrances or restrictions apply only to the assets to be sold pursuant thereto.

         SECTION 3.11 Limitation on Additional Indebtedness and Issuance of Disqualified Stock.

         (a) Subject to the other provisions of this Section 3.11,

                  (x) each Issuer shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume or guarantee any Indebtedness (other than (A) Indebtedness (a) owing from any of the Denny's Holdings Group payable to any of the Advantica Group; (b) between Denny's Holdings and a Subsidiary of Denny's Holdings; (c) between Subsidiaries of Denny's Holdings; (d) between Advantica and a Subsidiary of Advantica in the Advantica Group; or (e) between Subsidiaries of the Advantica Group; and (B) guarantees by Advantica or any Subsidiary of Advantica of Indebtedness of any of the Denny's Holdings Group or guarantees by any Subsidiary in the Advantica Group of Indebtedness of any of the Advantica Group) and

                  (y) neither Issuer shall issue any Disqualified Stock,

unless (i) such Indebtedness or Disqualified Stock is either Acquisition Indebtedness or is created, incurred, issued, assumed or guaranteed by such Issuer and not a Subsidiary of such Issuer and (ii) Advantica's Fixed Charge Coverage Ratio for the four full fiscal quarters last preceding the date such additional Indebtedness is created, incurred, assumed or guaranteed, or such additional stock is issued, would have been at least 2.25:1, determined on a pro forma basis (including a pro forma application of the net proceeds of such Indebtedness or such issuance of stock) as if the additional Indebtedness had been created, incurred, assumed or guaranteed, or such additional stock had been issued, at the beginning of such four-quarter period.

         The limitations of this Section 3.11(a) shall not apply to the incurrence by an Issuer or any of its Subsidiaries of any Indebtedness pursuant to the Credit Agreement; provided, however, that the principal amount of such Indebtedness incurred and outstanding at any time pursuant to the Credit Agreement (including any Indebtedness incurred to refund or refinance such Indebtedness) for this purpose shall not exceed the greater of $250,000,000 and the aggregate amount of the commitments under the Credit Agreement on the date hereof.

         (b) The limitations of Section 3.11(a) hereof notwithstanding, Advantica or any of its Subsidiaries may create, incur, issue, assume or guarantee Indebtedness pursuant to the Credit Agreement or otherwise, (i) in connection with or arising out of Mortgage Financings, Mortgage Refinancings and sale and lease-back transactions; provided that the Mortgage Financing Proceeds, Mortgage Refinancing Proceeds (excluding any Mortgage Refinancing Proceeds received in connection with any refinancing of any Indebtedness secured by a mortgage or Lien on the Excluded Property) or Net Proceeds, as the case may be, incurred, assumed or created in connection therewith are used to pay any outstanding Senior Indebtedness, and provided further that any amounts used to repay Indebtedness outstanding under the Old Notes shall be applied only as and when permitted under Section 3.9, (ii) constituting purchase money obligations for property acquired in the ordinary course of business or other similar financing transactions (including, without limitation, in connection with Mortgage Financings and Mortgage Refinancings as and to the extent permitted in clause (i) above); provided that, in the case of Indebtedness exceeding $2,000,000 for any such obligation or transaction, such Indebtedness exists at the date of the purchase or transaction or is created within 180 days thereafter, (iii) constituting capital lease obligations, (iv) constituting reimbursement obligations with respect to letters of credit, including, without limitation, letters of credit in respect of workers' compensation claims issued for the account of an Issuer or a Subsidiary of an Issuer in the ordinary course of its business, or other Indebtedness with respect to reimbursement type obligations regarding workers' compensation claims, (v) constituting additional Indebtedness in an aggregate principal amount (including any Indebtedness incurred to refund or refinance such Indebtedness) of up to $50,000,000 at any one time outstanding, whether incurred under the Credit Agreement or otherwise,
(vi) constituting Indebtedness secured by the Excluded Property, and (vii) constituting Existing Indebtedness and permitted refinancings thereof in accordance with Section 3.11(c);

         (c) The limitations of Section 3.11(a) hereof notwithstanding, an Issuer or any Subsidiary of an Issuer may create, incur, issue, assume or guarantee any Indebtedness that serves to refund, refinance or restructure the Securities, Existing Indebtedness or any other Indebtedness incurred as permitted hereunder, or any Indebtedness issued to so refund, refinance or restructure such Indebtedness, in an amount equal to or less than the Indebtedness being so refunded, refinanced or restructured, including additional Indebtedness incurred to pay premiums and fees in connection therewith ("Refinancing Indebtedness"), prior to its respective maturity; provided, however, that such Refinancing Indebtedness is incurred by the obligor on the Indebtedness being refinanced and (i) bears an interest rate per annum that is equal to or less than the interest rate per annum then payable under such Indebtedness being refunded or refinanced (calculated in accordance with any formula set forth in the documents evidencing any such Indebtedness) unless such Refinancing Indebtedness is incurred, created or assumed within twelve months of the scheduled maturity of the Indebtedness being refinanced, (ii) has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of such Indebtedness being refunded or refinanced, and (iii) to the extent such Refinancing Indebtedness refinances Indebtedness subordinated to the Securities, such Refinancing Indebtedness is subordinated to the Securities at least to the same extent as the Indebtedness being refinanced or refunded, and provided further that clauses (i), (ii) and (iii) of this clause (c) will not apply to any refunding or refinancing of any Senior Indebtedness; and

         (d) The limitations of Section 3.11(a) hereof notwithstanding, any nonconsolidated subsidiary of an Issuer created after the date hereof may create, incur, issue, assume, guarantee or otherwise become liable with respect to any additional Indebtedness; provided that such Indebtedness is nonrecourse to any Issuer and its consolidated Subsidiaries, and the Issuers and their consolidated Subsidiaries have no liability with respect to such additional Indebtedness.

         SECTION 3.12 Limitation on Transactions with Affiliates. Each Issuer shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any transaction with any Affiliate (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) involving aggregate consideration in excess of $5,000,000 for any one transaction, except for (1) transactions (including any investments, loans or advances by or to any Affiliate) in good faith the terms of which are fair and reasonable to such Issuer or Subsidiary, as the case may be, and are at least as favorable as the terms that could be obtained by such Issuer or Subsidiary, as the case may be, in a comparable transaction made on an arm's length basis between unaffiliated parties (in each case as conclusively determined by a majority of the Board of Directors of Advantica or Denny's Holdings, as applicable, unaffiliated with such Affiliate or, if there are no such directors, as conclusively determined by a majority of the Board of Directors of Advantica or Denny's Holdings, as applicable), (2) transactions in which such Issuer or any of its Subsidiaries, as the case may be, delivers to the holders of the Securities a written opinion of a nationally recognized investment banking firm stating that such transaction is fair to such Issuer or Subsidiary, as the case may be, from a financial point of view, (3) transactions between such Issuer and its Subsidiaries or between Subsidiaries of such Issuer that are not otherwise prohibited by Section 3.9 and (4) payments or loans to employees or consultants pursuant to employment or consultancy contracts which are approved by the Board of Directors of Advantica or Denny's Holdings, as applicable, in good faith.

         SECTION 3.13 Limitation on Sale of Assets.

         (a) Neither Issuer nor any of their respective Subsidiaries (other than nonconsolidated Subsidiaries) shall (A) (I) sell, lease, convey or otherwise dispose of, in any transaction or group of transactions that are a part of a common plan, all or substantially all of the assets or Capital Stock of any Asset Segment (provided that the sale, lease, conveyance or other disposition of all or substantially all of an Issuer's assets shall not be governed by this
Section 3.13 but shall be governed by the provisions of Section 8.1) or (II) issue or sell Equity Interests of any Asset Segment (each of the foregoing, an "Asset Sale") or (B) sell, lease, convey or otherwise dispose of any Business Segment, unless in each case, such Issuer shall apply the Net Proceeds from such Asset Sale or such sale, lease, conveyance or other disposition of a Business Segment to one or more of the following in such combination as such Issuer may choose: (i) an Investment in another asset or business in the same line of business as, or a line of business similar to that of, the line of business of Advantica and its Subsidiaries (other than in the case of any Asset Sale of an Asset Segment in any of the Denny's Holdings Group or any sale, lease, conveyance or other disposition of any Business Segment in any of the Denny's Holdings Group, any Investment by any of the Denny's Holdings Group in any of the Advantica Group) and such Investment occurs within 366 days of such Asset Sale or such sale, lease, conveyance or other disposition of a Business Segment,
(ii) a Net Proceeds Offer (defined below) expiring within 366 days of such Asset Sale or such sale, lease, conveyance or other disposition of a Business Segment or (iii) the purchase, redemption or other prepayment or repayment of outstanding Senior Indebtedness within 366 days of such Asset Sale or such sale, lease, conveyance or other disposition of a Business Segment, provided that any amounts used to repay Indebtedness outstanding under the Old Notes shall be applied only as and when permitted under Section 3.9 hereof; provided, however, that if the net amount not invested pursuant to clause (i) above or applied pursuant to clause (iii) above is less than $15,000,000, such Issuer shall not be further obligated to offer to repurchase Securities pursuant to clause (ii) above. Notwithstanding the foregoing, the receipt of all proceeds of insurance paid on account of the loss of or damage to any Business Segment and awards of compensation for any such Business Segment taken by condemnation or eminent domain which result in net proceeds to such Issuer of $50,000,000 or more (excluding proceeds to be used for replacement of such Business Segment, provided that the Trustee has received notice from such Issuer within 90 days of such receipt of its intention to use such proceeds for such purpose) will be deemed an "Asset Sale." Notwithstanding anything herein to the contrary, the following will not be deemed an "Asset Sale" or a sale or other disposition of a Business Segment: (1) Permitted Investments, (2) sales, leases, conveyances or other dispositions of assets by (x) any of the Advantica Group to Advantica or any of its wholly owned Subsidiaries or (y) any of the Denny's Holdings Group to Denny's Holdings, or (3) a Public Offering of any Subsidiary of Advantica, but only to the extent that the proceeds of which are used to redeem up to 35% of the aggregate principal amount of Securities as provided in Section 11.1.

         (b) For purposes of subsection (ii) of Section 3.13(a), the Issuers shall apply the Net Proceeds of the Asset Sale or the sale, lease, conveyance or other disposition of a Business Segment to make a tender offer in accordance with applicable law (a "Net Proceeds Offer") to repurchase Securities at a price not less than 100% of the principal amount thereof, plus accrued and unpaid interest. Any Net Proceeds Offer shall be made by the Issuers only if and to the extent permitted under, and subject to prior compliance with, the terms of any agreement governing Senior Indebtedness. If on the date any Net Proceeds Offer is commenced, securities of an Issuer ranking pari passu in right of payment with the Securities are at the time outstanding, and the terms of such securities provide that an offer to repurchase such securities similar to the Net Proceeds Offer is to be made with respect thereto, then the Net Proceeds Offer for the Securities shall be made concurrently with such other offer, and securities of each issue shall be accepted on a pro rata basis, in proportion to the aggregate principal amount of securities of each issue which the holders of securities of such issue elect to have repurchased. After the last date on which holders of the Securities are permitted to tender their Securities in a Net Proceeds Offer, the Issuer that originally received the Net Proceeds shall not be restricted under this Section 3.13 as to its use of any Net Proceeds available to make such Net Proceeds Offer (up to the amount of Net Proceeds that would have been used to repurchase Securities assuming 100% acceptance of the Net Proceeds Offer) but not used to repurchase Securities pursuant thereto.

         (c) Notwithstanding any provision hereof to the contrary, for a period of 120 days after the last date on which holders of the Securities are permitted to tender their Securities in the Net Proceeds Offer, the Issuer that originally received the Net Proceeds may use any Net Proceeds available to make such Net Proceeds Offer but not used to repurchase Securities pursuant thereto to purchase, redeem or otherwise acquire or retire for value any securities of such Issuer ranking junior in right of payment to the Securities at a price, stated as a percentage of the principal or face amount of such junior securities, not greater than the price, stated as a percentage of the principal amount of the Securities, offered in the Net Proceeds Offer; provided that, if the Net Proceeds Offer is for a principal amount (the "Net Proceeds Offer Amount") of the Securities less than the aggregate principal amount of the Securities then outstanding, then the Net Proceeds available for use by such Issuer for such a purchase, redemption or other acquisition or retirement for value of junior securities shall not exceed the Net Proceeds Offer Amount.

         (d) An offer to repurchase Securities pursuant to this Section 3.13 shall be made pursuant to the provisions of Section 11.5 hereof. Simultaneously with the notification of such offer of redemption to the Trustee as required by
Section 11.5 hereof, the Issuers shall provide the Trustee with an Officers' Certificate setting forth the information required to be included therein by
Section 10.5 hereof and, in addition, setting forth the calculations used in determining the amount of Net Proceeds to be applied to the redemption of Securities.

         (e) In the event that an Issuer shall make any payment of Net Proceeds to the Trustee which, to the actual knowledge of a trust officer of the Trustee, should properly have been made to holders or to the representative of the holders of any Senior Indebtedness for the prepayment or repayment of such Senior Indebtedness pursuant to the provisions of this Sectin 3.13, such payment shall be held by the Trustee for the benefit of, and, upon written request of the holders of such Senior Indebtedness or their representative, shall be paid forthwith over and delivered to, the holders of such Senior Indebtedness or their representative for application in accordance with the provisions of this
Section 3.13. With respect to the holders of such Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Section 3.13(e), and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness. If Net Proceeds are received by Holders which, pursuant to the provisions of this
Section 3.13, should properly have been received by the holders of such Senior Indebtedness or their representative for the prepayment or repayment of such Senior Indebtedness, the Holders who receive such Net Proceeds shall hold such Net Proceeds in trust for, and pay such Net Proceeds over to, the holders of such Senior Indebtedness or their representative.

         SECTION 3.14 Corporate Existence. Subject to Article 8 hereof and other than as permitted by the Credit Agreement, each Issuer shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Significant Subsidiary in accordance with the respective organizational documents as they may be from time to time amended of each Issuer and each such Subsidiary and the rights (charter and statutory), governmental licenses and governmental franchises of each Issuer and its Subsidiaries; provided, however, that neither Issuer shall be required to preserve any such right, license or franchise or the corporate, partnership or other existence of any such Subsidiary, if the preservation thereof is no longer necessary in the conduct of the business of such Issuer and its Subsidiaries taken as a whole and the loss thereof is not adverse in any material respect to the Holders (which determination, if made in good faith by the Board of Directors of such Issuer, shall be conclusive).

         SECTION 3.15 Limitation on Liens.

         (a) Each Issuer shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by such Issuer or any such Subsidiary, except with respect to:

                  (i) Liens securing or arising under or in connection with any Indebtedness of an Issuer not expressly by its terms subordinate or junior in right of payment to any other Indebtedness of such Issuer;

                  (ii) Liens existing on the date hereof;

                  (iii) Liens permitted by or required pursuant to the Credit Agreement;

                  (iv) Liens relating to judgments to the extent such judgments do not give rise to an Event of Default pursuant to Section 4.1(5);

                  (v) Liens arising under or in connection with Section 9.1;

                  (vi) Liens incurred in the ordinary course of business so long as the Indebtedness secured by such Lien does not exceed $5,000,000 at any one time outstanding;

                  (vii) Liens for taxes or assessments and similar charges either (x) not delinquent or (y) contested in good faith by appropriate proceedings and as to which either Issuer or a Subsidiary of either Issuer shall have set aside on its books such reserves as may be required pursuant to generally accepted accounting principles;

                  (viii) Liens incurred or pledges and deposits in connection with workers' compensation, unemployment insurance and other social security benefits, or securing performance bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, progress payments, surety and appeal bonds and other obligations of like nature, incurred in the ordinary course of business;

                  (ix) Liens imposed by law, such as mechanics', carriers', warehousemen's, materialmen's and vendors' Liens, incurred in good faith in the ordinary course of business;

                  (x) zoning restrictions, easements of licenses, covenants, reservations, restrictions on the use of real property or minor irregularities of title incident thereto of any of the Denny's Holdings Group which do not in the aggregate materially detract from the value of the property or assets of the Denny's Holdings Group, taken as a whole, or of any of the Advantica Group which do not in the aggregate materially detract from the value of the property or assets the Advantica Group, taken as a whole, or materially impair the operation of the business of, as applicable, either the Denny's Holdings Group, taken as a whole, or the Advantica Group, taken as a whole;

                  (xi) Liens created by Subsidiaries in the Denny's Holdings Group to secure Indebtedness of such Subsidiaries to any of Denny's Holdings Group or Liens created by Subsidiaries in the Advantica Group to secure Indebtedness of such Subsidiaries to any of the Advantica Group or the Denny's Holdings Group;

                  (xii) pledges of or Liens on raw materials or on manufactured products as security for any drafts or bills of exchange in connection with the importation of such raw materials or manufactured products in the ordinary course of business;

                  (xiii) a Lien on any assets (x) securing Indebtedness incurred or assumed pursuant to clause (ii) or (iii) or Section 3.11(b) hereof for the purpose of financing all or any part of the cost of acquiring such asset or construction thereof or thereon or (y) existing on assets or businesses at the time of the acquisition thereof;

                  (xiv) the Lien granted to the Trustee pursuant to Section 5.6 hereof and any substantially equivalent Lien granted to the respective trustees under the indentures for other debt securities of either Issuer;

                  (xv) Liens arising in connection with any Mortgage Financing or Mortgage Refinancing by either Issuer or any of its Subsidiaries;

                  (xvi) Liens securing reimbursement obligations with respect to letters of credit issued for the account of either Issuer or any of its Subsidiaries in the ordinary course of business;

                  (xvii) any Lien on the Excluded Property;

                  (xviii) Liens securing an interest of a landlord in real property leases; and

                  (xix) Liens created in connection with the refinancing of any Indebtedness secured by Liens permitted to be incurred or to exist pursuant to the foregoing clauses; provided, however, that no additional assets are encumbered by such Liens in connection with such refinancing, unless permitted by clause (iii) above or Section 3.15(b) hereof.

         (b) Notwithstanding the provisions of paragraph (a) above, an Issuer may create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, if such Issuer shall cause the Securities to be equally and ratably secured with any and all other Indebtedness secured by such Lien as long as any such other Indebtedness shall be so secured; provided that if such Lien ceases to exist, such equal and ratable Lien shall thereupon automatically cease. Notwithstanding anything in this Indenture to the contrary, in no event shall any Lien be incurred (i) securing Indebtedness outstanding pursuant to the Old Notes or (ii) on any assets of the Denny's Holdings Group securing Indebtedness of any of the Advantica Group (other than such Indebtedness of any of the Advantica Group which is also Indebtedness of any of the Denny's Holdings Group).

         SECTION 3.16 Future Subsidiary Guarantors. Each Issuer shall not permit any of its Subsidiaries to guarantee the payment of any Indebtedness of an Issuer that is expressly by its terms subordinate or junior in right of payment to any other Indebtedness of such Issuer (a "Subordinated Indebtedness Guarantee"), unless (i) such Subsidiary executes and delivers a supplemental indenture evidencing its guarantee of such Issuer's Obligations hereunder and under the Securities on a substantially similar basis (the "Securities Guarantee") and (ii) the Securities Guarantee is senior in right of payment to such Subordinated Indebtedness Guarantee to the same extent as the Securities are senior in right of payment to such junior Indebtedness of such Issuer; provided that if such Subordinated Indebtedness Guarantee ceases to exist for any reason, the Securities Guarantee shall thereupon automatically cease to exist. Nothwithstanding anything herein to the contrary, in no event shall any Subsidiary of Advantica guarantee Indebtedness outstanding pursuant to the Old Notes.

         SECTION 3.17 Investments in Unrestricted Subsidiaries. Each Issuer shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Investment in any Unrestricted Subsidiary unless (i) the amount of such Investment does not exceed the amount then permitted to be used to make a Restricted Payment pursuant to clause (iii) of the first paragraph of
Section 3.9 and (ii) immediately after such Investment, and after giving effect thereto on a pro forma basis deducting from Net Income the amount of any Investment the Issuers and Subsidiaries of the Issuers have made in Unrestricted Subsidiaries during the four full fiscal quarters last preceding the date of such Investment, Advantica would be able to incur $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in
Section 3.11(a). Notwithstanding clauses (i) and (ii) of this Section 3.17 or any provision hereof to the contrary, the Issuers and their Subsidiaries shall be permitted to make investments in Unrestricted Subsidiaries in an aggregate amount not to exceed $25,000,000 (without regard to the FRD Investment) at any one time outstanding. The amount by which the aggregate of all Investments in Unrestricted Subsidiaries exceeds $25,000,000 (without regard to the FRD Investment) shall be counted in determining the aggregate permissible amount of Restricted Payments pursuant to clause (iii) of the first paragraph of Section
3.9. Neither Issuer will permit any Unrestricted Subsidiary to become a Subsidiary, except pursuant to the last sentence of the definition of "Unrestricted Subsidiary."

         SECTION 3.18 Offer to Redeem upon Change of Control. If at any time (the "Change of Control Date") (i) all or substantially all of an Issuer's assets are sold as an entirety to any person or related group of persons, (ii) an Issuer is merged with or into another corporation or another corporation is merged with or into an Issuer with the effect that immediately after such transaction the stockholders of such Issuer immediately prior to such transaction hold less than a majority in interest of the total voting power entitled to vote in the election of directors, managers or trustees of the person surviving such transaction, (iii) any person or related group of persons acquires a majority in interest of the total voting power or voting stock of an Issuer, (iv) the persons constituting the Board of Directors of Advantica on the date hereof or persons nominated or elected to the Board of Directors of Advantica by a majority vote of such directors (the "Continuing Directors") or by a majority vote of the Continuing Directors do not constitute a majority of the members of the Board of Directors of Advantica, or (v) Advantica shall cease to own, directly or indirectly, 100% of the Equity Interests of Denny's Holdings having ordinary voting power for the election of directors or other governing body (each a "Change of Control"), then, in any such case, the Issuers will notify the Holders of the Securities in writing of such occurrence and will make an offer to purchase in accordance with the terms of this Indenture (the "Change of Control Offer") all Securities then outstanding at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date; provided, however, that such repurchase will only occur if there has been no acceleration which has not been withdrawn or paid pursuant to the Credit Agreement prior to the time of notice of a Change of Control Offer. Prior to the mailing of the notice to Holders provided for above, the Issuers will (x) to the extent then repayable or prepayable, repay in full all Indebtedness under the Credit Agreement and, to the extent not then repayable or prepayable, offer to repay in full all such Indebtedness and to repay the Indebtedness of each lender under the Credit Agreement who has accepted such offer or (y) obtain the requisite consent under the Credit Agreement to permit the repurchase of the Securities. The Issuers shall first comply with the proviso in the preceding sentence before they shall be required to repurchase the Securities pursuant to this Section 3.18.

         The Issuers shall comply with all applicable tender offer rules (including without limitation Rule 14e-1 under the Exchange Act, if applicable) in the event that the repurchase option pursuant to this Section 3.18 is triggered under the circumstances described herein. Not less than 30 or more than 60 days following any Change of Control, the Issuers shall mail a notice to each Holder of any Securities stating (a) that a Change of Control has occurred and that a Change of Control Offer is being made as described in this Section
3.18 and that all Securities properly tendered will be accepted for payment, (b) the purchase price and the repurchase date, which will be no later than 30 Business Days from the date such notice is mailed (the "Change of Control Payment Date"), (c) that only Securities not tendered will continue to accrue interest, (d) that any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date, (e) that Holders electing to have Securities redeemed pursuant to the Change of Control Offer will be required to surrender the Securities, with the form entitled "Option of Holder to Elect to Have Security Repurchased" on the reverse of the Security completed (with the box checked referencing the Change of Control Offer pursuant to this Section 3.18), to the Issuer or paying agent prior to the close of business on the third Business Day preceding the Change of Control Payment Date, (f) that Holders will be entitled to withdraw their election if the Issuers or paying agent receives, not later than the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities delivered for redemption, and a statement that such Holder is withdrawing his election to have the Securities redeemed, (g) that Holders whose Securities are being redeemed only in part will be issued new Securities equal in principal amount to the unredeemed portion of the Securities surrendered, which unredeemed portion must be equal to $1,000 in principal amount or an integral multiple thereof, and (h) such other instructions determined by the Issuers, consistent with this provision, that a Holder of the Securities must follow in order to have such Holder's Securities repurchased.

         On the Change of Control Payment Date, the Issuers shall, to the extent lawful, (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the paying agent money sufficient to pay the redemption price of all Securities or portions thereof so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officer's Certificate stating the Securities or portions thereof tendered to the Issuers. The paying agent shall promptly mail to the Holder of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to Holders whose Securities are redeemed only in part new Securities equal in principal amount to any unredeemed portion of the Securities surrendered, provided that such new Securities shall be in a principal amount of $1,000 or an integral multiple thereof.

                                  ARTICLE FOUR

                           REMEDIES OF THE TRUSTEE AND
                       SECURITYHOLDERS ON EVENT OF DEFAULT

         SECTION 4.1 Events of Default. An "Event of Default" occurs if:

                  (1) the Issuers default in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days;

                  (2) the Issuers default in the payment of the principal of any Security when the same becomes due and payable, whether at maturity, upon redemption or otherwise;

                  (3) an Issuer fails to comply with any of its other agreements or covenants in, or any other provisions of, the Securities or this Indenture and the Default continues for the period and after the notice specified in this Section 4.1;

                  (4) a default occurs under any mortgage indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by an Issuer or any of its Subsidiaries (or the payment of which is guaranteed by an Issuer or any of its Subsidiaries) other than (i) Indebtedness of any of the Advantica Group to any of the Advantica Group or Indebtedness of any of the Denny's Holdings Group to any of the Denny's Holdings Group or (ii) Indebtedness of a nonconsolidated subsidiary of an Issuer that is nonrecourse to such Issuer or its consolidated Subsidiaries), if (a) either (x) such default results from the failure to pay principal upon the final maturity of such Indebtedness (after the expiration of any applicable grace period) or (y) as a result of such default the maturity of such Indebtedness has been accelerated prior to its final maturity, (b) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness with respect to which the principal amount remains unpaid upon its final maturity (after the expiration of any applicable grace period), or the maturity of which has been so accelerated, aggregates $30,000,000 or more and
         (c) such default does not result from compliance with any applicable law or any court order or governmental decree to which such Issuer or any of its Subsidiaries is subject;

                  (5) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against an Issuer or any of its Subsidiaries and such judgment or judgments remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments (net of amounts covered by insurance, treating any deductibles, self-insurance or retention as not so covered) exceeds $10,000,000; and

                  (6) an Issuer or any Significant Subsidiary of an Issuer pursuant to or within the meaning of any Bankruptcy Law:

                           (a) commences a voluntary case,

                           (b) consents to the entry of an order for relief
                  against it in an involuntary case,

                           (c) consents to the appointment of a Custodian of it
                  or for all or substantially all of its property, or

                           (d) makes a general assignment for the benefit of its
                  creditors; or

                  (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (a) is for relief against an Issuer or any
                  Significant Subsidiary of an Issuer in an involuntary case,

                           (b) appoints a Custodian of an Issuer or any
                  Significant Subsidiary of an Issuer or for all or substantially all of its property, or

                           (c) orders the liquidation of an Issuer or any
                  Significant Subsidiary of an Issuer,

         and the order or decree remains unstayed and in effect for 60 days.


         The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.


         An Event of Default shall not be deemed to have occurred under clause
(4) or (5) until the Issuers shall have received written notice thereof from the Trustee or the Holders of at least 30% in aggregate principal amount of the Securities then outstanding. A Default under clause (3) is not an Event of Default until the Trustee notifies the Issuers, or the Holders of at least 30% in aggregate principal amount of the Securities then outstanding notify the Issuers and the Trustee, of the Default and the Issuers do not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

         In the case of any Event of Default pursuant to the provisions of this
Section 4.1 occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of an Issuer with the intention of avoiding payment of the premium which the Issuers would have to pay if the Issuers then had elected to redeem the Securities pursuant to Section 11.1, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law, anything in this Indenture or in the Securities contained to the contrary notwithstanding.

         SECTION 4.2 Acceleration. If an Event of Default (other than an Event of Default specified in clause (6) or (7) of Section 4.1) occurs and is continuing, the Trustee may, by written notice to the Issuers, or the Holders of at least 30% (or 25% in the case of an Event of Default specified in Section 4.1(l) or 4.1(2)) in aggregate principal amount of the Securities then outstanding may, by written notice to the Issuers and the Trustee, and the Trustee shall, upon the request of such Holders, declare 100% of the unpaid principal of and any accrued and unpaid interest on the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately; provided, however, that if any Senior Indebtedness is outstanding pursuant to the Credit Agreement, upon a declaration of acceleration, such principal and interest shall be due and payable upon the earlier of (x) the day that is five Business Days after the provision to the Issuers and the Credit Agent of such written notice, unless such Event of Default is cured or waived prior to such date, and (y) the date of acceleration of any Senior Indebtedness under the Credit Agreement. In the event of a declaration of acceleration because an Event of Default specified in Section 4.1(4) has occurred and is continuing, such declaration of acceleration shall be automatically annulled if such payment default is cured or waived or the holders of the Indebtedness which is the subject of such Event of Default have rescinded their declaration of acceleration in respect of such Indebtedness within 60 days thereof and the Trustee has received written notice of such cure, waiver or rescission and no other Event of Default under Section 4.1(4) has occurred and is continuing with respect to which 60 days have elapsed since the declaration of acceleration of the Indebtedness which is the subject of such other event of default (without rescission of the declaration of acceleration of such Indebtedness). If an Event of Default specified in clause (6) or (7) of Section
4.1 occurs, the unpaid principal of and any accrued and unpaid interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.

         SECTION 4.3 Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. Except as set forth in
Section 2.6 hereof, all remedies are cumulative to the extent permitted by law.

         SECTION 4.4 Waiver of Defaults. Subject to Section 7.2 hereof, the Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive any past Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Security. Upon any such waiver, such Default or Event of Default shall cease to exist and together with any Event of Default arising therefrom, shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         SECTION 4.5 Control by Majority. The Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may (i) refuse to follow any direction that conflicts with law or this Indenture, that the Trustee reasonably determines may be unduly prejudicial to the rights of other Holders or that may subject the Trustee to personal liability or (ii) take any other action that it deems proper that is not inconsistent with such decision. The Trustee shall be entitled to indemnification reasonably satisfactory to it against losses or expenses caused by the taking or not taking of such action.

         SECTION 4.6 Limitation on Suits. A Holder may pursue a remedy with respect to this Indenture or the Securities only if:

                  (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                  (2) the Holders of at least 30% (or 25 % in the case of an Event of Default specified in Section 4.1(1) or 4.1(2)) in principal amount of the Securities then outstanding make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (5) during such 60-day period the Holders of a majority in principal amount of the then outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

         SECTION 4.7 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

         SECTION 4.8 Collection Suit by Trustee. If an Event of Default specified in Section 4.1(1) or 4.1(2) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuers for the whole amount of principal and interest remaining unpaid on the Securities and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         SECTION 4.9 Trustee May File Proofs of Claim. The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Issuers (or any other obligor upon the Securities), their respective creditors or property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.6 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.6 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding. If the Trustee does not file a proper claim or proof of debt in the form required in any such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the Credit Agent shall have the right to file and is hereby authorized to file an appropriate claim for and on behalf of the Holders.

         SECTION 4.10 Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

         First: to the Trustee, its agents and attorneys for amounts due under
Section 5.6, including payment of all compensation, expense and liabilities incurred, and all advances made by the Trustee and the costs and expenses of collection;

         Second: to the Holders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively, and

         Third: to the Issuers.

         The Trustee may fix a record date and payment date for any payment to Holders.

         SECTION 4.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 4.7, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

                                  ARTICLE FIVE

                             CONCERNING THE TRUSTEE

         SECTION 5.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (a) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred:

                           (i) the duties and obligations of the Trustee shall
                  be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, and

                           (ii) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness (if the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or responsible officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

         This Section 5.1 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

         SECTION 5.2 Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 5.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Issuers mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of an Issuer may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of such Issuer;

                  (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                  (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Securities then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Issuers or, if paid by the Trustee or any predecessor Trustee shall be repaid by the Issuers upon demand; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

         SECTION 5.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities or as to the adequacy of any disclosure document used in connection with the sale of the Securities. The Trustee shall not be accountable for the use or application by the Issuers of any of the Securities or of the proceeds thereof.

         SECTION 5.4 Trustee and Agents May Hold Securities; Collections, etc. The Trustee or any agent of the Issuers or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuers and receive, collect, hold and retain collections from the Issuers with the same rights it would have if it were not the Trustee or such agent.

         SECTION 5.5 Moneys Held by Trustee. Subject to the provisions of
Section 9.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuers or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

         SECTION 5.6 Compensation and Indemnification of Trustee and Its Prior Claim. The Issuers jointly and severally covenant and agree to pay to the Trustee from time to time, and the Trustee shall be entitled to reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuers jointly and severally covenant and agree to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuers also jointly and severally covenant and agree to indemnify the Trustee and each predecessor Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuers under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such senior claim. If the Trustee incurs


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


expenses or renders services after an Event of Default specified in clause (6) or (7) of Section 4.1 occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

         SECTION 5.7 Right of Trustee to Rely on Officers' Certificates, etc. Subject to Sections 5.1 and 5.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 5.8 Persons Eligible for Appointment as Trustee. The Trustee hereunder shall at all times be a corporation having a combined capital and surplus of at least $25,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a federal, state or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         SECTION 5.9 Resignation and Removal; Appointment of Successor Trustee.

         (a) The Trustee may at any time resign by giving written notice of resignation to the Issuers and by mailing notice thereof by first-class mail to holders of Securities at their last addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Issuers shall promptly appoint a successor trustee by written instrument, in duplicate, executed by authority of the Board of Directors of each Issuer, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b) In case at any time any of the following shall occur:

                  (i) the Trustee shall fail to comply with the provisions of
         Section 310(b) of the Trust Indenture Act of 1939, after written request therefor by an Issuer or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

                  (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.8 and shall fail to resign after written request therefor by an Issuer or by any such Securityholder; or

                  (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be


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         appointed, or any public officer shall take charge or control of the
         Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation:

then, in any such case, the Issuers may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of each Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuers the evidence provided for in
Section 6.1 of the action in that regard taken by the Securityholders.

         (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 5.9 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.10.

         SECTION 5.10 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 5.9 shall execute and deliver to the Issuers and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of an Issuer or of the successor trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall, subject to Section 9.4, pay over to the successor trustee all moneys at the time field by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, such Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 5.6.

         Upon acceptance of appointment by a successor trustee as provided in this Section 5.10, the Issuers shall mail notice thereof by first-class mail to the holders of Securities at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the predecessor's resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
5.9. If the Issuers fail to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuers.

         SECTION 5.11 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such corporation shall be eligible under the provisions of


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Section 5.8, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         SECTION 5.12 Notice of Default. If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the uncured Default or Event of Default within 90 days after such Default or Event of Default occurs. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest on the Securities) if it determines in good faith that withholding notice is in the interests of such Securityholders.

                                  ARTICLE SIX

                         CONCERNING THE SECURITYHOLDERS

         SECTION 6.1 Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such securityholders in person or by agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.1 and 5.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

         SECTION 6.2 Proof of Execution of Instruments and of Holding of Securities; Record Date. Subject to Sections 5.1 and 5.2, the execution of any instrument by a securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the Registrar thereof. The Issuers may set a record date for purposes of determining the identity of holders of Securities entitled to vote or consent to any action referred to in Section 6.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

         SECTION 6.3 Holders to Be Treated as Owners. The Issuers, the Trustee and any authorized agent of the Issuers or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register as the absolute owner of such Security (whether or not such Security


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shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of, or on account of, the principal of and premium, if any, and, subject to the provisions of this Indenture, interest on, such Security and for all other purposes, and neither the Issuers nor the Trustee nor any authorized agent of the Issuers or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

         SECTION 6.4 Securities Owned by Issuers Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by an Issuer or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with such Issuer or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not an Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with an Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuers shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by each Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.1 and 5.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

         SECTION 6.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security the certificate number of which is shown by the evidence to be included among the certificate numbers of the Securities the holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Issuers, the Trustee and the holders of all the Securities.

                                 ARTICLE SEVEN

                             SUPPLEMENTAL INDENTURES

         SECTION 7.1 Supplemental Indentures Without Consent of Securityholders. The Issuers, when authorized by a resolution of their respective Boards of Directors, and the Trustee may from time to


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time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to evidence the succession of another corporation to either Issuer or successive successions and the assumption by the successor corporation of the covenants, agreements and obligations of such Issuer pursuant to Article Eight;

                  (b) to add to the covenants of the Issuers such further covenants, restrictions, conditions or provisions as such Boards of Directors and the Trustee shall consider to be for the protection of the holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the holders of a majority in aggregate principal amount of the Securities to waive such an Event of Default;

                  (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as such Boards of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the holders of the Securities;

                  (d) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form, and to make all appropriate changes for such purpose;

                  (e) to provide for the issuance and authorization of the Exchange Securities.

         The Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 7.2.

         SECTION 7.2 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article Six) of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, the Issuers, when authorized by a resolution of their respective Boards of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of


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


modifying in any manner the rights of the holders of the Securities; provided that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce the premium, if any, payable thereon, or reduce any amount payable on redemption thereof, or impair or affect the right of any Securityholder to institute suit for the payment thereof, or waive a default in the payment of principal of, premium, if any, or interest on any Security, change the currency of payment of principal of, premium, if any, or interest on any Security, or modify any provision of this Indenture with respect to the priority of the Securities in right of payment without the consent of the holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Securities then outstanding.

         Upon the request of the Issuers, accompanied by a copy of a resolution of their respective Boards of Directors certified by their respective Secretaries or Assistant Secretaries authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of securityholders and other documents, if any, required by Section 6.1, the Trustee shall join with the Issuers in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Issuers and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuers shall mail a notice thereof by first-class mail to the holders of Securities at their addresses as they shall appear on the registry books of the Issuers, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 7.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuers and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 7.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 5.1 and 5.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture.

         SECTION 7.5 Notation on Securities in Respect of Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuers or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Boards of Directors of each Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuers, authenticated by the Trustee and delivered in exchange for the Securities then outstanding.


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


                                 ARTICLE EIGHT

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         SECTION 8.1 When Issuer May Merge, etc. Neither Issuer shall consolidate or merge with or into, or sell, transfer, lease or convey all or substantially all of its assets to, any person unless:

                  (1) the person formed by or surviving any such consolidation or merger (if other than such Issuer), or to which such sale, transfer, lease or conveyance shall have been made, is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia;

                  (2) the corporation formed by or surviving any such consolidation or merger (if other than such Issuer), or to which such sale, transfer, lease or conveyance shall have been made, assumes all the obligations of such Issuer pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee under the Securities and this Indenture;

                  (3) immediately after such transaction no Default or Event of Default exists;

                  (4) such Issuer or any corporation formed by or surviving any such consolidation or merger, or to which such sale, transfer, lease or conveyance shall have been made, shall have an Adjusted Consolidated Net Worth (immediately after the transaction but prior to any purchase accounting adjustments resulting from the transaction) equal to or greater than the Adjusted Consolidated Net Worth of such Issuer immediately preceding the transaction; provided, however, that this clause (4) shall not apply to any transaction where the consideration consists solely of common stock or other Equity Interests of such Issuer or any surviving corporation and any liabilities of such person are not assumed by and are specifically non-recourse to such Issuer or such surviving corporation; and

                  (5) after giving effect to such transaction and immediately thereafter, such Issuer or any corporation formed by or surviving any such consolidation or merger, or to which such sale, transfer, lease or conveyance shall have been made, shall be permitted to incur at least $1.00 of additional Indebtedness as provided under clause (ii) of
         Section 3.11(a) hereof if such provision were applicable to such entity.

         SECTION 8.2 Successor Corporation Substituted. Upon any consolidation or merger, or any sale, transfer, lease, conveyance or other disposition of all or substantially all of the assets of an Issuer in accordance with Section 8.1, the successor corporation formed by such consolidation or into or with which such Issuer is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuers under this Indenture with the same effect as if such successor person has been named as an Issuer herein and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.


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                                  ARTICLE NINE

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                          UNCLAIMED MONEYS; DEFEASANCE

         SECTION 9.1 Satisfaction and Discharge of Indenture. If at any time (a) the Issuers shall have paid or caused to be paid the principal of and interest on all the Securities outstanding hereunder, as and when the same shall have become due and payable, or (b) the Issuers shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.6) or (c) all Securities not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Issuers shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.6) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity or redemption date, as the case may be (but excluding, however, the amount of any moneys for the payment of principal of or interest on the Securities theretofore repaid to the Issuers in accordance with the provisions of Section 9.4 or paid to any state or the District of Columbia pursuant to its unclaimed property or similar laws), and (d) the Issuers shall also pay or cause to be paid all other sums payable hereunder by the Issuers, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange, and the Issuers' right of optional redemption, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen securities, (iii) rights of holders to receive payments of principal thereof and interest thereon, (iv) the rights, obligations and immunities of the Trustee hereunder, (v) the rights of the securityholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligation of the Issuers to maintain an office or agency as provided in Section 3.2), and the Trustee, on demand of the Issuers accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuers, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture. The Issuers jointly and severally agree to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

         SECTION 9.2 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 9.4, all moneys deposited with the Trustee pursuant to Section 9.1 or 9.5 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuers acting as their own paying agent), to the holders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

         SECTION 9.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Issuers, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

         SECTION 9.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Three Years. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Security and not applied but remaining unclaimed for three years after the


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


date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuers and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuers by the Trustee or such paying agent, and the holder of such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

         SECTION 9.5 Defeasance. At the Issuers' option, either (a) the Issuers shall be deemed to have been Discharged (as defined below) from their respective obligations under the Securities on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Issuers shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 3.9 through 3.18, 8.1 and 8.2 with respect to the Securities at any time after the applicable conditions set forth below have been satisfied: (1) the Issuers shall have deposited or caused to be deposited irrevocably with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities (i) funds in an amount sufficient to pay (A) the principal amount of the Securities in full on the date of maturity of the Securities or a selected date of redemption of the Securities as permitted under this Indenture (if such Securities are to be called for redemption and satisfactory arrangements have been made with the Trustee for the giving of notice of redemption) and (B) the interest on such aggregate principal amount to the date of maturity of the Securities or such date of redemption, taking into account all intervening interest payment dates, for the period from the date through which interest on the Securities has been paid to the date of maturity of the Securities or such date of redemption and all other sums payable hereunder by the Issuers; provided that such funds, if invested, shall be invested only in U.S. Government obligations maturing prior to the date of maturity of the Securities or, to the extent applicable, such date of redemption and such intervening interest payment dates; and, provided further, however, that the Trustee shall have no obligation to invest such funds; or (ii) U.S. Government obligations in such aggregate principal amount and maturity on such dates as will, together with the income or increment to accrue thereon, but without consideration of any reinvestment of such income or increment, be sufficient to pay when due (including any intervening interest payment dates) the amounts set forth in the foregoing clauses (A) and (B); or (iii) a combination of (i) and (ii) sufficient (in the cases of deposits made pursuant to (ii) or (iii)), in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal of, and interest on, the outstanding Securities on the dates such installments of principal or interest are due; (2) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit; (3) the Issuers shall have delivered to the Trustee (A) an Opinion of Counsel to the effect that the deposit of such funds or investments or both to defease the Issuers' obligations in respect of the Securities is in accordance with the provisions of this Indenture and (B) either (i) an Opinion of Counsel to the effect that Holders of the Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under this Section
9.5 and will be subject to United States federal income tax on the same amount and in the same manner and at the same time as would have been the case if such option had not been exercised, or (ii) a private letter ruling to that effect directed to the Trustee received from the United States Internal Revenue Service; and (4) the deposit of such funds or investments shall not contravene applicable law.

         "Discharged" means that the Issuers shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and to have satisfied all the obligations under this Indenture and the Securities (and the Trustee, at the request and the expense of the Issuers, shall execute proper instruments acknowledging the same), except (i) the rights of Holders of Securities to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest on the Securities when such payments are due; (ii) the Issuers' obligations with respect to the Securities under Section 2.5, 2.6, and 9.4; (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder; and (iv) the obligation of the Issuers to maintain an office or agency as provided in Section 3.2.

                                  ARTICLE TEN

                            MISCELLANEOUS PROVISIONS

         SECTION 10.1 Stockholders, Officers and Directors of Issuers Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any past, present or future incorporator, stockholder, officer or director, as such, of Advantica or Denny's Holdings or of any successor, either directly or through Advantica or Denny's Holdings or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities. Nothing in this provision limits the liability, if any, of any such incorporator, officer, director or shareholder, as such, under the federal securities laws.

         SECTION 10.2 Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of Senior Indebtedness and the holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of Senior Indebtedness and the holders of the Securities.

         SECTION 10.3 Successors and Assigns of Issuers Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of each Issuer shall bind its successors and assigns, whether so expressed or not.

         SECTION 10.4 Notices and Demands on Issuers, Trustee and Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Issuers may be given or served by hand delivery, by overnight courier or by being deposited postage prepaid, first-class mail (except, in each case, as otherwise specifically provided herein), in each case addressed (until another address of the Issuers is filed by the Issuers with the Trustee) to Advantica Restaurant Group, Inc., 203 East Main Street, Spartanburg, South Carolina 29319, Attention: Chief Financial Officer. Any notice, direction, request or demand by the Issuers or any securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

         Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and delivered by hand, delivered by overnight courier or mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to Holders is given by any of the foregoing means, neither the failure to give such notice by such means, nor any defect in any notice so given, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuers and securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 10.5 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuers to the Trustee to take any action under any of the provisions of this Indenture, the Issuers shall furnish to the Trustee an Officers' Certificate of each Issuer, which may be a joint certificate of both Issuers, stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Any certificate, statement or opinion of an officer of an Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters information with respect to which is in the possession of an Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of such Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate, statement or opinion of an officer of an Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

         SECTION 10.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

         SECTION 10.7 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

         SECTION 10.8 New York Law to Govern. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state, except as may otherwise be required by mandatory provisions of law.

         SECTION 10.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 10.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


         SECTION 11.1 Right of Optional Redemption. Except as provided below, the Securities may not be redeemed, in whole or in part, at the option of the Issuers prior to September 30, 2004. On and after such date, the Securities may be redeemed, in whole or in part, at the option of the Issuers, upon the terms and subject to the conditions set forth in the form of Security hereinabove recited. Notwithstanding the foregoing, prior to September 30, 2004, the Issuers may redeem up to 35% of the aggregate principal amount of Securities outstanding on the date hereof at a redemption price (expressed as a percentage of the principal amount) of 112.75%, plus accrued and unpaid interest, if any, to the redemption date, from the net proceeds of any Public Offering.


         SECTION 11.2 Notice of Redemption; Partial Redemptions. Notice of redemption to the holders of Securities to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such holders of Securities at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. Failure to give notice by mail, or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         The notice of redemption to each such holder shall specify the principal amount of each Security held by such holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security is to be redeemed in part only the notice if redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

         The notice of redemption of Securities to be redeemed at the option of the Issuers shall be given by the Issuers or, at the Issuers' request, by the Trustee in the name and at the expense of the Issuers.

         On or prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuers will deposit with the Trustee or with one or more paying agents (or, if either Issuer is acting as paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the outstanding Securities are to be redeemed the Issuers will deliver to the Trustee at least 70 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed.

         If less than all the Securities are to be redeemed the Trustee shall select in such manner as it shall deem appropriate and fair, but generally pro rata or by lot, Securities to be redeemed in whole or in part. Securities may be redeemed in part in multiples of $1,000 only. The Trustee shall promptly notify the Issuers in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         SECTION 11.3 Payment of Securities called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuers shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.5 and 9.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice said Securities or the specified portions thereof shall be paid and redeemed by the Issuers at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semi-annual payment of interest becoming due on the date fixed for redemption shall be payable to the holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.4 hereof.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Security.

         Upon presentation of any Security redeemed in part only, the Issuers shall execute and the Trustee shall authenticate and deliver to or on the order of the holder thereof, at the expense of the

Issuers, a new Security or Securities, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

         SECTION 11.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuers and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) an Issuer or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with an Issuer.

         SECTION 11.5 Offer to Repurchase by Application of Net Proceeds. At such time as the Issuers determine to make a Net Proceeds Offer pursuant to the provisions of Section 3.13 hereof, the Issuers shall deliver to the Trustee a notice to such effect specifying the aggregate principal amount of the Securities for which the Net Proceeds Offer will be made. Within 15 days thereafter, the Trustee shall select the Securities to be offered to be repurchased in accordance with Section 11.2 hereof. Within 10 days thereafter the Issuers shall mail or cause the Trustee to mail (in the Issuers' names and at their expense and pursuant to an Officers' Certificate as required by Section
3.13 hereof) a Net Proceeds Offer to repurchase to each Holder of Securities whose Securities are to be offered to be repurchased. The Net Proceeds Offer shall identify the Securities to which it relates and shall contain the information required by the second paragraph of Section 11.2 hereof and shall provide for a repurchase date no earlier than 65 days after the mailing of the Net Proceeds Offer.

         A Holder receiving a Net Proceeds Offer may elect to have repurchased the Securities to which the Net Proceeds Offer relates by providing written notice thereof to the Trustee and the Issuers on or before 35 days preceding the repurchase date and shall thereafter complete the form entitled "Option of Holder to Elect to Have Security Repurchased" on the reverse of the Security (with the box checked referencing the Net Proceeds Offer pursuant to this Section 11.5) and surrender the Security to the Issuers, or depositary, if appointed by the Issuers, or a paying agent at least three days prior to the repurchase date. A Holder may not elect to have repurchased less than all of the Securities to which the Net Proceeds Offer relates.

         Other than as specifically provided in this Section 11.5, any repurchase pursuant to this Section 11.5 shall be made pursuant to the provisions of Sections 11.2 through 11.4 hereof.

         SECTION 11.6 Provisions Governing Repurchase Pursuant to Change of Control Offer. Any repurchase of Securities pursuant to any Holder's acceptance of a Change of Control Offer shall be governed by the provisions of Section 3.18 of this Indenture and, to the extent applicable and not inconsistent therewith, the provisions of Sections 11.2 through 11.4 hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the date first above written.


                                      ADVANTICA RESTAURANT GROUP, INC.



                                      By _______________________________________
                                         Name:
                                         Title:

         Attest:



         By _______________________



                                      DENNY'S HOLDINGS, INC.



                                      By _______________________________________
                                         Name:
                                         Title:

         Attest:



         By _______________________



                                      U.S. BANK NATIONAL ASSOCIATION, as Trustee



                                      By _______________________________________
                                         Authorized Signatory

                                    EXHIBIT A
                         FORM OF CERTIFICATE OF TRANSFER


Advantica Restaurant Group, Inc.
Denny's Holdings, Inc.
c/o Advantica Restaurant Group, Inc.
203 East Main Street
Spartanburg, South Carolina 29319
Attention: Chief Financial Officer

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101
Attention: Corporate Trust Department

         Re: 12 3/4% Senior Notes due 2007

Ladies and Gentlemen:


         Reference is hereby made to the Indenture, dated as of __________, 2002 (the "Indenture"), among Advantica Restaurant Group, Inc. and Denny's Holdings, Inc., as issuers (the "Issuers"), and U.S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. ______________, (the "Transferor") owns and proposes to transfer the Security[ies] or interest[s] in such Security[ies] specified in Annex A hereto, in the principal amount of $___________ in such Security[ies] or interest[s] (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:


[CHECK ALL THAT APPLY]

         1. [ ] Check if Transferee will take delivery of a beneficial interest in the 144A Global Security or a Definitive Security Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

         2. [ ] Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Security or a Definitive Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United

States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed Transfer is being made prior to the expiration of the Distribution Compliance Period, the Transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an initial purchaser that participated in the offering of the applicable Additional Securities) and the interest transferred will be held immediately thereafter through Euroclear or Clearstream. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Regulation S Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

         3. [ ] Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Security pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any State of the United States, and accordingly the Transferor hereby further certifies that (check one):

                  (a) [ ] Such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

                  (b) [ ] Such Transfer is being effected to an Issuer or a subsidiary of an Issuer; or

                  (c) [ ] Such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or

                  (d) [ ] Such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Security or Restricted Definitive Security and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in a form of Exhibit C to the Indenture and (2) if such Transfer is in respect of a principal amount of Securities at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification and provided to the Issuers, which has confirmed its acceptability), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Definitive Securities and in the Indenture and the Securities Act.

         4. [ ] Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or of an Unrestricted Definitive Security.

                  (a) [ ] Check if Transfer is Pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture and the Securities Act.

                  (b) [ ] Check if Transfer is Pursuant to Regulation S. (i)
                  The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture and the Securities Act.

                  (c) [ ] Check if Transfer is Pursuant to Other Exemption.
                  (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and
                  (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Definitive Securities and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.


_______________________________                    Dated: ______________________
[Insert Name of Transferor]



By: ___________________________
    Name:
    Title:

                       ANNEX A TO CERTIFICATE OF TRANSFER


1.       The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

         (a)      [ ]      a beneficial interest in the:

                  (i)      [ ]   144A Global Security (CUSIP           ), or

                  (ii)     [ ]   501 Global Security (CUSIP           ), or

                  (iii)    [ ]   Reg S Global Security (CUSIP          ); or

         (b)      [ ]      a Restricted Definitive Security.

2.       After the Transfer the Transferee will hold:

[CHECK ONE]

         (a)      [ ]      a beneficial interest in the:

                  (i)      [ ]   144A Global Security (CUSIP           ), or

                  (ii)     [ ]   501 Global Security (CUSIP           ), or

                  (iii)    [ ]   Reg S Global Security (CUSIP           ),

                  (iv)     [ ]   Unrestricted Global Security (CUSIP       ); or

         (b)      [ ]      a Restricted Definitive Security; or

         (c)      [ ]      an Unrestricted Definitive Security,

in accordance with the terms of the Indenture.

                                    EXHIBIT B
                         FORM OF CERTIFICATE OF EXCHANGE


Advantica Restaurant Group, Inc.
Denny's Holdings, Inc.
c/o Advantica Restaurant Group, Inc.
203 East Main Street
Spartanburg, South Carolina 29319
Attention: Chief Financial Officer

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101
Attention: Corporate Trust Department

       Re: 12 3/4% Senior Notes due 2007

Ladies and Gentlemen:


         Reference is hereby made to the Indenture, dated as of __________, 2002 (the "Indenture"), among Advantica Restaurant Group, Inc. and Denny's Holdings, Inc., as issuers (the "Issuers"), and U.S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.


         ____________, (the "Owner") owns and proposes to exchange the Security[ies] or interest[s] in such Security[ies] specified herein, in the principal amount of $____________ in such Security[ies] or interest[s] (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

         1. Exchange of Restricted Definitive Securities or Beneficial Interests in a Restricted Global Security for Unrestricted Definitive Securities or Beneficial Interests in an Unrestricted Global Security.

                  (a) [ ] Check if Exchange is from beneficial interest in a Restricted Global Security to beneficial interest in an Unrestricted Global Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

                  (b) [ ] Check if Exchange is from beneficial interest in a Restricted Global Security to Unrestricted Definitive Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

                  (c) [ ] Check if Exchange is from Restricted Definitive Security to beneficial interest in an Unrestricted Global Security. In connection with the Owner's Exchange of a Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

                  (d) [ ] Check if Exchange is from Restricted Definitive Security to Unrestricted Definitive Security. In connection with the Owner's Exchange of a Restricted Definitive Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

         2. Exchange of Restricted Definitive Securities or Beneficial Interests in Restricted Global Securities for Restricted Definitive Securities or Beneficial Interests in Restricted Global Securities.

                  (a) [ ] Check if Exchange is from beneficial interest in a Restricted Global Security to Restricted Definitive Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that (i) the Restricted Definitive Security is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.

                  (b) [ ] Check if Exchange is from Restricted Definitive Security to beneficial interest in a Restricted Global Security. In connection with the Exchange of the Owner's Restricted Definitive Security for a beneficial interest in the: [CHECK ONE] [ ] 144A Global Security, [ ] Reg S Global Security, or [ ] Rule 501 Global Security with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.


__________________________

[Insert Name of Owner]



By:_______________________
   Name:
   Title:


Dated:________________

                                    EXHIBIT C
                       FORM OF CERTIFICATE FROM ACQUIRING
                        INSTITUTIONAL ACCREDITED INVESTOR


Advantica Restaurant Group, Inc.
Denny's Holdings, Inc.
c/o Advantica Restaurant Group, Inc.
203 East Main Street
Spartanburg, South Carolina 29319
Attention: Chief Financial Officer

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101
Attention: Corporate Trust Department

       Re: 12 3/4% Senior Notes due 2007

Ladies and Gentlemen:


         Reference is hereby made to the Indenture, dated as of __________, 2002 (the "Indenture"), among Advantica Restaurant Group, Inc. and Denny's Holdings, Inc., as issuers (the "Issuers"), and U.S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.


         In connection with our proposed purchase of $____________ aggregate principal amount of: (a) a beneficial interest in a Global Security, or (b) a Definitive Security, we confirm that:

         1. We understand and acknowledge that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law or pursuant to an exemption therefrom and in each case in compliance with the conditions for transfer set forth below.

         2. We are an institutional "accredited investor" under the Securities Act within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act ("Rule 501") or, if the Securities are to be purchased for one or more accounts ("investor accounts") for which we are acting as fiduciary or agent, each such investor account is an institutional "accredited investor" on a like basis. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Securities and invest in or purchase securities similar to the Securities in the normal course of our business. We and any accounts for which we are acting are each aware that we may be required, and are each able, to bear the economic risk of our or its investment in the Securities for an indefinite period of time.

         3. We are purchasing the Securities for our own account, or for one or more investor accounts for which we are acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and subject to our or their ability to resell such Securities pursuant to Rule 144A under the Securities Act ("Rule 144A") or any exemption from registration available under the Securities Act.

         4. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years (or such other period that may hereafter be provided under Rule 144(k) under the Securities Act as permitting resales of restricted securities by non-affiliates without restriction) after the later of the date of original issue and the last date on which an Issuer or any affiliate of an Issuer was the owner of such Securities (or any predecessor thereof) (the "Resale Restriction Termination Date") only (a) to an Issuer, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A to a person we reasonably believe is a "qualified institutional buyer" as defined in Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) outside the United States in an offshore transaction in accordance with Rule 904 under the Securities Act,
(e) to an institutional "accredited investor" within the meaning of subparagraph
(a)(1), (2), (3) or (7) of Rule 501 that is purchasing the Securities for its own account or for the account of such an institutional "accredited investor" for investment purposes only, and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our, its or their control and in each case in compliance with any applicable securities laws of any U.S. state or any other applicable jurisdiction. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Issuers and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Issuers and the Trustee reserve the right prior to the offer, sale or other transfer made prior to the Resale Termination Date to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Issuers and the Trustee.

         5. We understand that the Securities will be delivered in registered form only and that the certificates delivered to us in respect of the Securities will contain a legend substantially to the following effect:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH OTHER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(K) UNDER THE SECURITIES ACT AS PERMITTING RESALES OF RESTRICTED SECURITIES BY NON-AFFILIATES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS

         SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO AN ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN THE UNITED STATES TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) OUTSIDE OF THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         6. If we are acquiring any of the Securities as a fiduciary or agent for one or more investor accounts, we represent that we have sole investment discretion with respect to each such account and we have full power to make the foregoing acknowledgments, representations, warranties and agreements on behalf of each such investor account.

         You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.



____________________________________             Dated: __________________, ____
[Insert Name of Accredited Investor]



By:_______________________________
Name:
Title: